                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                           REGISTRATION NO. 33-86578
                         POST-EFFECTIVE AMENDMENT NO. 9

                                      AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-8870
                                AMENDMENT NO. 10

                        DAVIS INTERNATIONAL SERIES, INC.
                             124 East Marcy Street
                           Santa Fe, New Mexico 87501
                                (1-505-820-3000)

Agents For Service:           Thomas D. Tays, Esq.
                              Davis Selected Advisers, L.P.
                              124 East Marcy Street
                              Santa Fe, New Mexico 87501
                              1-505-820-3055

                                      -or-

                              Sheldon R. Stein, Esq.
                              D'Ancona & Pflaum
                              30 North LaSalle Street
                              Suite 2900
                              Chicago, Illinois 60602
                              (1-312-580-2014)

It is proposed that this filing will become effective:
  ___ Immediately upon filing pursuant to paragraph (b)
   X  On February 1, 1999, pursuant to paragraph (b)
  ---   ----------------
  ___ 60 days after filing pursuant to paragraph (a)(1)
  ___ On ________, pursuant to paragraph (a) of Rule 485
  ___ 75 days after filing pursuant to paragraph (a)(2)
  ___ On_________, pursuant to paragraph (a)(2) of Rule 485

Title of Securities being Registered: Common Stock of:
                                      ----------------


                                   DAVIS INTERNATIONAL TOTAL RETURN FUND

                                   FORM N-1A
                     DAVIS INTERNATIONAL TOTAL RETRUN FUND
                           AN AUTHORIZED PORTFOLIO OF
                        DAVIS INTERNATIONAL SERIES, INC.
                  CLASS A, CLASS B CLASS C AND CLASS Y SHARES


                 POST-EFFECTIVE AMENDMENT NO. 9 TO REGISTRATION
            STATEMENT NO. 33-86578 UNDER THE SECURITIES ACT OF 1933
             AND AMENDMENT NO. 10 UNDER THE INVESTMENT COMPANY ACT
                OF 1940 TO REGISTRATION STATEMENT NO. 811-8870.

                             CROSS REFERENCE SHEET
                             ---------------------

N-1A
ITEM NO.                    PART A CAPTION OR PLACEMENT:  PROSPECTUS FOR CLASS ABC SHARES
--------                    -------------------------------------------------------------
   1.                       Front and Back Cover pages
   2.                       Overview of the Fund:
                              Investment Objective and Strategy
                              Determining if this Fund is Right for You
                              Principal Risks
                              Past Performance
   3.                       Overview of the Fund: Fees and Expenses of the Fund
   4.                       How We Manage the Fund
   5.                       1998 Annual Report
   6.                       Who is Responsible for Your Davis Account
   7.                       Once You Invest in the Fund
                              How to Open an Account
                              How to Buy, Sell and Exchange Shares
   8.                       How to Choose a Share Class
   9.                       Overview of the Fund: Financial Highlights


N-1A
ITEM NO.                    PART A CAPTION OR PLACEMENT:  PROSPECTUS FOR CLASS Y SHARES
--------                    -----------------------------------------------------------
   1.                       Front and Back Cover pages
   2.                       Overview of the Fund:
                              Investment Objective and Strategy
                              Determining if this Fund is Right for You
                              Principal Risks
                              Past Performance
   3.                       Overview of the Fund: Fees and Expenses of the Fund
   4.                       How We Manage the Fund
   5.                       1998 Annual Report
   6.                       Who is Responsible for Your Davis Account



   7.                       Once You Invest in the Fund
                            How to Open an Account
                            How to Buy, Sell and Exchange Shares
   8.                       Not Applicable
   9.                       Overview of the Fund: Financial Highlights


N-1A
ITEM NO.                   PART B CAPTION OR PLACEMENT:
--------                   ----------------------------
                           STATEMENT OF ADDITIONAL INFORMATION
                           -----------------------------------
  10.                      Cover Page
  11.                      Organization of the Company
  12.                      Portfolio Securities
  13.                      Other Investment Practices
  14.                      Investment Restrictions
  15.                      Directors and Officers
  16.                      Directors Compensation Table
  17.                      Certain Shareholders of the Fund
  18.                      Investment Advisory Services
  19.                      Distribution of Company Shares
  20.                      Other Important Service Providers
  21.                      Portfolio Transactions
  22.                      Organization of the Company
  23.                      Purchase of Shares
  24.                      Special Services
  25.                      Exchange of Shares
  26.                      Redemption of Shares
  27.                      Federal Income Taxes
  28.                      Distribution of Company Shares
  29.                      Performance Data
  30.                      1998 Annual Report

DAVIS INTERNATIONAL TOTAL RETURN FUND

Prospectus and Application Form

Class A shares
Class B shares
Class C shares

February 1, 1999



The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


(Davis logo)

Over 25 Years of Reliable Investing

TABLE OF CONTENTS

Overview of the Fund
  Investment Objective and Strategy
  Determining if this Fund is Right for You
  Principal Risks
  Past Performance
  Fees and Expenses of the Fund
  Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage the Fund

Once You Invest in One of the Davis Funds

How to Choose a Share Class

How to Open an Account

How to Buy, Sell and Exchange Shares

The Davis Funds: Over 25 Years of Reliable Investing

Other Fund Documents

OVERVIEW OF DAVIS INTERNATIONAL TOTAL RETURN FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis International Total Return Fund's investment objective is total return through capital growth or income or both. We pursue this objective by investing primarily in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets.

Our portfolio manager uses the Davis investment philosophy to select common stocks of quality overlooked growth companies at value prices and to hold them for the long-term.

We look for companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the company's true worth. We believe investing internationally offers additional opportunities to purchase quality overlooked growth stocks and to diversify a portfolio of U.S. securities.

You can find more detailed information about the types of securities that the Fund buys in the section called HOW WE MANAGE THE FUND.

[SIDEBAR: ]
Please see the inside back cover page of this prospectus to learn about the Davis investment philosophy.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

o   You are seeking total return through capital growth or income or both.
o   You are seeking international diversification. You are investing for the
o   long-term (five years or more).

YOU SHOULD NOT INVEST IN THIS FUND IF:

o You are worried about the possibility of sharp price swings and dramatic market declines.
o   You are uncomfortable investing in foreign markets.
o   You are interested in earning current income.
o   You are investing for the short-term (less than five years).

PRINCIPAL RISKS

If you buy shares of Davis International Total Return Fund, you may lose some or all of the money that you invest. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

o COMPANY RISK. The price of a common stock varies with the success and failure of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. The Fund invests in large and small companies. Investing in small companies carries greater risk than investing in stock of larger companies. Small companies often have less predictable earnings and the market for their stocks may not be as well developed.

o COUNTRY RISK. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation.

o CURRENCY RISK. The Fund often invests in securities denominated in foreign currencies. Foreign currencies "float" in value against the U.S. dollar. When foreign currencies lose value against the U.S. dollar, the value of the Fund's investments denominated in foreign currencies will lose value when they are converted to U.S. dollars.

o YEAR 2000 AND EURO CONVERSION. Difficulties with Year 2000 or Euro Conversion issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Foreign companies may be more susceptible to these issues than domestic companies.

An investment in Davis International Total Return Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks of the Fund's particular investments in the section called HOW WE MANAGE THE FUND.

PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Davis International Total Return Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one year and life of the class compare to those of the Europe, Australia, Far East Index ("EAFE Index"), an unmanaged benchmark of the total return performance of large capitalization stocks in selected industrialized foreign countries. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                     DAVIS INTERNATIONAL TOTAL RETURN FUND
                                 TOTAL RETURN
                      (AS OF DECEMBER 31ST OF EACH YEAR)
                                CLASS A SHARES

1996                1.51%
1997               (2.08)%
1998                4.16%

Best Quarter:     Q4       `98               16.31%
Worst Quarter:    Q3       `98              (16.27)%

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

                     DAVIS INTERNATIONAL TOTAL RETURN FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 1998)

----------------------------------------- --------------------- ----------------
                                             PAST ONE YEAR        LIFE OF FUND
----------------------------------------- --------------------- ----------------
CLASS A SHARES (SINCE 2/1/95)                   (0.83%)               4.40%
----------------------------------------- --------------------- ----------------
EAFE INDEX                                       20.33%              11.18%
----------------------------------------- --------------------- ----------------
CLASS B SHARES (SINCE 2/1/95)                   (0.93%)               4.34%
----------------------------------------- --------------------- ----------------
EAFE INDEX                                       20.33%              11.18%
----------------------------------------- --------------------- ----------------
CLASS C SHARES (SINCE 8/19/97)                   2.39%               (5.40%)
----------------------------------------- --------------------- ----------------
EAFE INDEX                                       20.33%              12.30%
----------------------------------------- --------------------- ----------------


FEES AND EXPENSES OF THE FUND

         FEES YOU MAY PAY AS A DAVIS INTERNATIONAL TOTAL RETURN FUND SHAREHOLDER

                      (Paid Directly from Your Investment)

-------------------------------------------------------------- ---------------- ----------------- ----------------
                                                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------- ---------------- ----------------- ----------------
Maximum Sales Charge (Load) Imposed on Purchases (as a         4.75%            None              None
percentage of offering price)
-------------------------------------------------------------- ---------------- ----------------- ----------------
Maximum Deferred Sales Charge (Load) Imposed on Redemptions    0.75%            4.00%             1.00%
(as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)
-------------------------------------------------------------- ---------------- ----------------- ----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends    None             None              None
-------------------------------------------------------------- ---------------- ----------------- ----------------
Exchange Fee                                                   None             None              None
-------------------------------------------------------------- ---------------- ----------------- ----------------


                         ANNUAL FUND OPERATING EXPENSES
                    FOR FISCAL YEAR ENDED SEPTEMBER 30, 1998
         (Deducted from Davis International Total Return Fund's Assets)

-------------------------------------------------------------- ---------------- ----------------- ----------------
                                                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------- ---------------- ----------------- ----------------
Management Fees                                                1.00%            1.00%             1.00%
-------------------------------------------------------------- ---------------- ----------------- ----------------
Distribution (12b-1) Fees                                      0.14%            1.00%             1.00%
-------------------------------------------------------------- ---------------- ----------------- ----------------
Other Expenses                                                 0.72%            1.01%             1.19%
-------------------------------------------------------------- ---------------- ----------------- ----------------
Total Annual Operating Expenses                                1.86%            3.01%             3.19%
-------------------------------------------------------------- ---------------- ----------------- ----------------


* We voluntarily waived a portion of our fees which reduced the Fund's Total Annual Operating Expenses: Class A shares--1.45%, Class B shares--2.60%, Class C shares--2.78%. We may resume collecting our full fees at any time.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:


--------------------------------- -------------------- ------------------- ------------------ ----------------
IF YOU SELL YOUR SHARES IN...           1 YEAR              3 YEARS             5 YEARS          10 YEARS
--------------------------------- -------------------- ------------------- ------------------ ----------------
CLASS A SHARES                           $655                 $103              $1,433            $2,551
--------------------------------- -------------------- ------------------- ------------------ ----------------
CLASS B SHARES                           $704                $1,230             $1,782            $2,919
--------------------------------- -------------------- ------------------- ------------------ ----------------
CLASS C SHARES                           $422                 $983              $1,669            $3,494
--------------------------------- -------------------- ------------------- ------------------ ----------------


--------------------------------- -------------------- ------------------- ------------------ ----------------
IF YOU STILL HOLD YOUR SHARES           1 YEAR              3 YEARS             5 YEARS          10 YEARS
AFTER...
--------------------------------- -------------------- ------------------- ------------------ ----------------
CLASS A SHARES                           $655                $1,032             $1,433            $2,551
--------------------------------- -------------------- ------------------- ------------------ ----------------
CLASS B SHARES                           $304                 $930              $1,582            $2,931
--------------------------------- -------------------- ------------------- ------------------ ----------------
CLASS C SHARES                           $322                 $983              $1,669            $3,494
--------------------------------- -------------------- ------------------- ------------------ ----------------


FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis International Total Return Fund from the time each Class of shares was first offered to the public to September 30, 1998. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund. It assumes that all dividends and capital gains have been reinvested.

KPMG LLP has audited the information for fiscal year 1998. KPMG LLP's report, along with the Fund's financial statements, is included in the annual report, which is available by request. Another firm audited the information for the previous fiscal years.


Davis International Total Return Fund
CLASS A
                                                                                                     EIGHT
                                                         YEAR ENDED SEPTEMBER 30,                 MONTHS ENDED
                                            ----------------------------------------------------  SEPTEMBER 30,
                                                   1998              1997            1996             1995
                                                   ----              ----            ----             ----
Net Asset Value,
    Beginning of Period..................        $ 11.38         $ 12.12          $   11.85       $   10.00
                                                 -------         -------          ---------       ---------
Income From Investment Operations
---------------------------------
    Net Investment  Income ..............              -               -               0.03            0.05
    Net Realized and Unrealized
      Gains and Losses...................          (2.12)           0.25               0.85            1.80
                                                 -------         -------          ---------       ---------
      Total From Investment Operations...          (2.12)           0.25               0.88            1.85
                                                 -------         -------          ---------       ---------
Dividends and Distributions
---------------------------
    Dividends from Net
      Investment  Income.................              -               -              (0.03)              -
    Distributions from Realized Gains....              -           (0.99)             (0.58)              -
                                                 -------         -------          ---------       ---------
      Total Dividends and Distributions..              -           (0.99)             (0.61)              -
                                                 -------         -------          ---------       ---------
Net Asset Value, End  of Period..........        $  9.26         $ 11.38          $   12.12       $   11.85
                                                 ========        ========         =========       =========

Total Return 1...........................         (18.63)%          2.71%              7.87%          18.50%
-------------
Ratios/Supplemental Data
------------------------
    Net Assets, End of
      Period (000 omitted)...............        $26,921         $39,740          $  41,545       $  13,427
    Ratio of Expenses
      to  Average Net  Assets............         1.45%2            1.67% 2,3          1.70% 2,3        1.72% 2*
    Ratio of Net Investment Income
      to Average Net  Assets.............         0.13%             0.03%              0.23%            0.95%*
     Portfolio Turnover Rate4............           63%               97%                78%              85%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
     Total returns are not annualized for periods of less than one full year.
2 Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 1998, September 30, 1997, September 30, 1996 and the eight months ended September 30, 1995 would have been 1.86%, 1.93%, 2.24% and 2.88%, respectively.
3 The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 1.66% and 1.69% for the years ended September 30, 1997 and September 30, 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.
4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*     Annualized.


Davis International Total Return Fund
Class B

                                                                                                   EIGHT
                                                       YEAR ENDED SEPTEMBER 30,                MONTHS ENDED
                                               --------------------------------------------    SEPTEMBER 30,
                                                    1998             1997            1996          1995
                                                    ----             ----            ----          ----
Net Asset Value,
    Beginning of Period..................      $  11.15         $  12.00         $  11.79       $   10.00
                                               -------------    --------         --------       ---------
Income From Investment Operations
    Net Investment Loss..................          -               (0.10)           (0.03)          (0.01)
    Net Realized  and Unrealized
      Gains and Losses...................         (2.17)            0.24             0.82            1.80
                                               --------         --------         --------       ---------
      Total From Investment Operations...         (2.17)            0.14             0.79            1.79
                                               --------         --------         --------       ---------
Dividends and Distributions
    Dividends from Net
      Investment  Income.................          -                -                -               -
    Distributions from Realized Gains....          -               (0.99)           (0.58)           -
                                               --------         --------         --------       ------
      Total  Dividends and Distributions.          -               (0.99)           (0.58)           -
                                               --------         --------          -------       ------
Net Asset Value, End  of Period..........      $   8.98         $  11.15         $  12.00       $   11.79
                                               ========         ========         ========       =========

Total Return 1...........................      (19.46)%            1.77%            7.10%          17.90%
-------------
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)...............       $ 5,450          $ 8,230          $ 8,283         $ 2,002
    Ratio of Expenses
      to  Average Net  Assets............        2.60%2          2.51%2,3        2.47%2,3         2.46%2*
    Ratio of Net Investment Income
      to Average Net  Assets.............       (1.02)%          (0.80)%          (0.54)%        (0.09)%*
    Portfolio Turnover Rate4.............           63%              97%              78%             85%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
     Total returns are not annualized for periods of less than one full year.
2 Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 1998, September 30, 1997, September 30, 1996 and the eight months ended September 30, 1995 would have been 3.01%, 2.98%, 3.01% and 3.62%, respectively.
3 The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.50% and 2.46% for the years ended September 30, 1997 and September 30, 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.
4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.

Davis International Total Return Fund
Class C

                                                                                 AUGUST 19, 1997
                                                                                   (INCEPTION
                                                     YEAR                           OF CLASS)
                                                     ENDED                           THROUGH
                                                  SEPTEMBER 30,                    SEPTEMBER 30,
                                                     1998                              1997
                                                     ----                              ----
Net Asset Value,
    Beginning of Period.....................       $  11.37                       $  11.50
                                                   --------                       --------
Income From Investment Operations
    Net Investment Loss.....................           -                             (0.02)
    Net Realized and Unrealized Losses......          (2.20)                         (0.11)
                                                   --------                       --------
      Total From Investment Operations......          (2.20)                         (0.13)
                                                   --------                       --------
Net Asset Value, End  of Period.............       $   9.17                       $  11.37
                                                   ========                       ========

Total Return 1..............................       (19.35)%                         (1.13)%
-------------

Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)..................         $  256                         $   61
    Ratio of Expenses
      to  Average Net  Assets...............      2.78%2,3                          2.62%2*
    Ratio of Net Investment Income
      to Average Net  Assets................         (1.19)%                       (2.27)%*
     Portfolio Turnover Rate4...............             63%                            97%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
     Total returns are not annualized for periods of less than one full year.
2 Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the year ended September 30, 1998 and the period ended September 30, 1997 would have been 3.19% and 3.14%, respectively.
3 The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.77% for the year ended September 30, 1998.
4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis International Total Return Fund. This section shows how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive this document, see the back cover of this prospectus.


INVESTMENT ADVISER

Davis Selected Advisers, LP
Referred to throughout this prospectus as "Davis Selected Advisers" 124 East Marcy Street
Santa Fe, NM 87501

o Provides investment advice for Davis International Total Return Fund's portfolio.
o  Manages Davis International Total Return Fund's business affairs.
o  Provides day-to-day administrative services.
o Serves as investment adviser for all of the Davis Funds, other mutual funds, and other institutional clients.
o Annual Adviser Fee for fiscal year September 30, 1998 (based on average net assets): 1.00%.


INVESTMENT SUB-ADVISER

Davis Selected Advisers-NY, Inc.
Referred to throughout this prospectus as "Davis Selected Advisers-NY" 609 Fifth Avenue
New York, NY 10017

o  Performs investment management and research services for Davis
   International Total Return Fund and other institutional clients.
o  Wholly owned subsidiary of Davis Selected Advisers.
o  Annual Fee: Davis Selected Advisers pays the fee, not the Fund.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
Also referred to as "State Street Bank and Trust"
PO Box 8406
Boston, MA 02266-8406

o  Prices the Fund daily.
o  Holds share certificates and other assets of the Fund.
o  Maintains records of shareholders.
o  Issues and cancels share certificates.
o  Supervises the payment of dividends.


BOARD OF DIRECTORS

The Fund's Board of Directors has general supervisory responsibilities of Davis Funds and supervises the investment adviser's duties.


DISTRIBUTOR

Davis Distributors, LLC
Referred to throughout this prospectus as "Davis Distributors"
124 East Marcy Street
Santa Fe, NM 87501

o  Oversees purchases of shares and promotional activities for Davis Funds.
o  Wholly owned subsidiary of Davis Selected Advisers.
o Serves as distributor for all of the Davis Funds and other mutual funds managed by Davis Selected Advisers.


FOUNDER AND CHIEF INVESTMENT OFFICER OF THE ADVISER

SHELBY M.C. DAVIS
Responsibilities:
o  Chief Investment Officer of Davis Selected Advisers.
o  President of all the Davis Funds.

Other Experience:
o  Served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997.
o Served as Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.
                                                                             12

PORTFOLIO MANAGER

JEFFREY W. SINGER
Responsibilities:
o Portfolio Manager of Davis International Total Return Fund since October 6, 1998.
o Also manages other international equity accounts advised by Davis Selected Advisers.

Other Experience:
o Senior Research Analyst and Principal for Sanford C. Bernstein & Co., a New York investment adviser from 1992 until October 1998.
o Was responsible for investment research for a number of industries on a global basis.


[BOXED]  OUR CODE OF ETHICS

We allow the officers and employees of Davis Funds and their affiliates to buy and sell securities for their own personal accounts. However, in order to do so they must agree to a number of restrictions, listed in our company Code of Ethics.


HOW WE MANAGE THE FUND

WHAT WE INVEST IN AND WHY

Davis International Total Return Fund's investment objective is total return through capital growth or income or both. We pursue this objective by investing primarily in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets.

While the Fund can invest in companies of any size, operating anywhere in the world, without limitation, we focus on companies doing substantial business in developed markets outside of the United States. During normal market conditions, at least 65% of the Fund's total assets are invested in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets. Normally, the Fund invests in securities issued by companies from at least three different non-U.S. countries. However, the Fund may vary that percentage, and invest in companies from fewer than three countries, as market conditions dictate.

COMMON STOCK OF FOREIGN COMPANIES AND U.S. COMPANIES
DOING SUBSTANTIAL BUSINESS IN FOREIGN MARKETS

WHAT THEY ARE. Common stock represents ownership of a company.

A company is considered to be either a foreign company or a U.S. company doing substantial business in foreign markets if it meets at least one of the following four criteria:

o  It is organized under the laws of a foreign country.
o Its common stock is principally traded in securities markets outside of the United States.
o  It earns at least 50% of its revenues or profits outside of the United
   States.
o  It has at least 50% of its assets outside  of the Unites States.

HOW WE PICK THEM. The Davis investment philosophy stresses a back-to-basics approach: we use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, we search for companies that demonstrate several of the characteristics that are listed in the following chart.

WHY WE BUY THEM. Davis International Total Return Fund buys common stock of foreign companies and U.S. companies doing substantial business in foreign markets to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.


WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.
2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.
3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.
4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.
5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.
7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.
8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.
9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to a single country's economic cycle.
10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.


RISKS. The most significant risks of common stock of foreign companies are discussed below.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

o COMPANY RISK. The price of a common stock varies with the success and failure of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. The Fund invests in large and small companies. Investing in small companies carries greater risk than investing in stock of larger companies. Small companies often have less predictable earnings and the market for their stocks may not be as well developed.

o COUNTRY RISK. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation.

o CURRENCY RISK. The Fund often invests in securities denominated in foreign currencies. Foreign currencies "float" in value against the U.S. dollar. When foreign currencies lose value against the U.S. dollar, the value of the Fund's investments denominated in foreign currencies will lose value when they are converted to U.S. dollars.

o YEAR 2000 AND EURO CONVERSION. Difficulties with Year 2000 or Euro Conversion issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Foreign companies may be more susceptible to these issues than domestic companies.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund invests primarily in the common stock of foreign companies and U.S. companies doing substantial business in foreign markets. There are other securities which the Fund may invest in, and investment strategies which the Fund may employ, but they are not principal investment strategies. These securities and investment strategies are discussed in the Statement of Additional Information.

The Fund uses short-term investments to maintain flexibility while we evaluate long-term opportunities. We also may use short-term investments for temporary defensive purposes; in the event our portfolio managers anticipate a decline in the market values of common stock of foreign companies and U.S. companies doing substantial business in foreign markets, we may reduce our risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the capital growth portion of the Fund's investment objective.

ADDITIONAL RISKS FOR THE FUND:
YEAR 2000 AND EURO CONVERSION

Like all financial service providers, the Adviser, Sub-Adviser, Distributor, and third parties providing investment advisory, administrative, transfer agent, custodial and other services utilize systems that may be affected by Year 2000 transition issues (many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated) and/or by Euro Conversion issues (accurate pricing of the Company's assets depends upon accurate valuation of securities denominated in foreign currencies. On January 1, 1999, eleven of the fifteen member states of the European Union converted to a common currency, the "euro").

Difficulties with Year 2000 or Euro Conversion issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Funds, the Service Providers have advised the Funds that they have been actively working on necessary changes to their computer systems to prepare for the Year 2000 and the Euro Conversion and expect that their systems, and those of other parties they deal with, will be adapted in time for these events. In addition, there can be no assurance that the companies which the Fund invests in will not experience difficulties with Year 2000 or Euro Conversion issues which may negatively affect the market value of those companies.


RISK SPECTRUM

Davis Selected Advisers manages eleven mutual funds in the Davis family. Each fund has a distinct investment objective and strategy. The following graph shows how these funds compare to each other in terms of risk. Davis International Total Return Fund has a risk level we characterize as "high."


------------------------------------------------------------ ---------- ------- -------- --------- ---------
DAVIS FUNDS                                                              MED               MED
                                                                LOW      LOW      MED      HIGH      HIGH
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS GROWTH OPPORTUNITY FUND                                                                    o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
  0  DAVIS INTERNATIONAL TOTAL RETURN FUND                                                            o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS FINANCIAL FUND                                                                    o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS REAL ESTATE FUND                                                                  o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS NEW YORK VENTURE FUND                                                             o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS GROWTH & INCOME FUND                                                    o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS CONVERTIBLE SECURITIES FUND                                     o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND                         o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS TAX-FREE HIGH INCOME FUND                                       o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS GOVERNMENT BOND FUND                                  o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS GOVERNMENT MONEY MARKET FUND                          o
------------------------------------------------------------ ---------- ------- -------- --------- ---------


[IN BLACK AREA BELOW GRAPHIC]
For more information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

HOW WE MANAGE RISK

Risks are inherent in all investments. Investing in a mutual fund, even the most conservative, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Davis International Total Return Fund has six strategies to minimize the risk assumed when we invest.

[SET OFF OR BOXED]
SIX STRATEGIES WE USE TO MINIMIZE RISK

1. WE PURCHASE HIGH-QUALITY GROWTH COMPANIES. Our focus on high-quality growth companies reduces the likelihood that your investment will be tied up in a failing company. A high-quality growth company is one that has achieved a dominant or growing market share, and is led by first class management.

2. WE USE A CONSERVATIVE VALUATION STRATEGY. Once we find companies that meet our business criteria, we determine how much to pay for their shares. We follow a price discipline that tells us how much we can reasonably pay for a stock. While no system can prevent all losses, this conservative approach helps us avoid the calamitous losses that occur in bear markets.

3. WE HAVE A LONG-TERM VISION. We get to know the managers of the companies we invest in and understand their goals. We view temporary setbacks as buying opportunities: when other managers sell stocks in response to bad news, we evaluate the issuer's long-term prospects.

4. WE DO NOT USE MARKET TIMING. We do not base our decisions to buy and sell securities on whether we believe the stock market will rise or fall (known as market timing). However, we can raise the level of cash in the Fund when stock prices get too high and it becomes difficult to purchase quality undervalued growth companies.

5. WE MAY MAKE TEMPORARY DEFENSIVE INVESTMENTS. From time to time, Davis International Total Return Fund may take temporary defensive positions in response to adverse market, economic or political conditions.

6. WE EMPHASIZE DIVERSIFICATION. We diversify the Fund across individual companies, industry sectors, and different countries. This reduces price volatility and minimizes the losses the Fund experiences when a company or industry sector declines in market value.

ONCE YOU INVEST IN THE FUND

This section describes: how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open an account in Davis International Total Return Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of Fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value (NAV).

Net asset values for all the Davis Funds are determined each day the Funds are open for business. A business day is defined as any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m.
Eastern Time, whichever comes first.

The net asset values of all Davis Fund shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our web site (WWW.DAVISFUNDS.COM).


HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to value the securities in Davis International Total Return Fund:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.
o Over-the-counter securities are valued at the average of closing bid and asked prices.
o Debt securities maturing in 60 days or less are usually valued at amortized (gradually reduced) cost.
o  Longer-term debt securities may be valued by an independent pricing service.
o Securities with unavailable market quotations and other assets are valued at "fair value"--which is determined or directed by the Board of Directors.

Many of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.


HOW WE PAY EARNINGS

There are two ways you can receive payments from Davis International Total Return Fund:

o DIVIDENDS. Distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Profits received by the Fund from the sale of securities held for the long-term, which are then distributed to shareholders.

Davis International Total Return Fund usually pays dividends once a year. Dividends are declared in November or December and capital gains, if any, are distributed in November or December. Unless you choose otherwise, the Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party, or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Application Form (or on Form W-9) that your Taxpayer Identification Number is correct and you are not subject to backup withholding (which means that you are paying back taxes for failing to report all interest and dividends).

If you fail to report a correct Taxpayer I.D. Number, under-reported dividend or interest income, or are already subject to backup withholding, Davis International Total Return Fund is required by law to withhold a portion of any distributions you may receive--and send it to the U.S. Treasury.
                                                                             20

(set off)
HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains automatically invested in the same share class of this or other Davis Funds. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name and have a minimum initial value of $250. All future investments must total $25 or more. Shares are purchased at the chosen fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 60 days notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form.


HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If Davis International Total Return Fund pays dividends, they are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

o If Davis International Total Return Fund pays net capital gains, they generally will be taxed as a long-term capital-gain distribution.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains) are taxable in the year in which they were declared, not paid--whether they are received in cash or reinvested in shares.

Also, keep in mind that when you sell or exchange shares of the Fund, it may result in a taxable gain or loss.

Foreign Taxes on Fund Income. Income received by Davis International Total Return Fund may be subject to foreign income taxes. Foreign taxes increase the Fund's expenses and decrease the income available to the Fund to pay as dividends. If it is practical, and if the dollar amount of foreign taxes is significant, the Fund may "pass through" the amount of all foreign taxes to the Fund's shareholders. Shareholders may then be able to claim a deduction or credit against their federal income taxes for their proportionate share of the Fund's foreign taxes.


We recommend that you consult with a tax adviser about any dividends and capital gains you may receive from Davis International Total Return Fund.

HOW TO CHOOSE A SHARE CLASS

Before you can buy any shares in Davis International Total Return Fund, you need to decide which class of shares best suits your needs. The Fund offers four classes of shares: A, B, C and Y. Class Y shares (which are offered through a separate prospectus) are available only to qualified institutional investors. Each class is subject to different expenses and sales charges.

You may choose to buy one class of shares rather than another, depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class B or C shares may pay more than the maximum front-end sales charge allowed by the National Association of Securities Dealers.

SPECIAL NOTE: Institutions buying $5 million or more may be eligible to buy Class Y shares of Davis International Total Return Fund, offered through a separate prospectus. With Class Y shares, you pay no sales charges or distribution fees. To find out more about Class Y shares, contact your sales representative or our distributor, Davis Distributors.

[SET OFF]
DISTRIBUTION FEES. The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the distribution of its shares and for services provided to shareholders. Class A shares pay 0.25% of average annual net assets while Class B and C shares pay 1.00% of average annual net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CLASS A SHARES

Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than the two other share classes:

o You buy Class A shares at their net asset value per share plus a sales charge, which is 4.75% for any investment below $100,000 (see chart below). The term "offering price" includes the front-end sales charge.

o    There is no limit on how much you can invest in this share class.

o The Fund pays a distribution fee--up to 0.25% of the average daily net asset value--each year you hold the shares. This fee is lower than the fee you pay for the other two classes of shares. Lower expenses translate into higher annual return on net asset value.


                          CLASS A SHARES SALES CHARGES

------------------------------ ------------------------- --------------------------------- -------------------------
     AMOUNT OF PURCHASE              SALES CHARGE                  SALES CHARGE             AMOUNT OF SALES CHARGE
                                    (PERCENTAGE OF                (PERCENTAGE OF                 RETAINED BY
                                   OFFERING PRICE)             NET AMOUNT INVESTED)               THE DEALER
                                                                                                (PERCENTAGE OF
                                                                                               OFFERING PRICE)
------------------------------ ------------------------- --------------------------------- -------------------------
       UNDER $100,000                   4.75%                          5.0%                          4.0%
------------------------------ ------------------------- --------------------------------- -------------------------
     $100,000 - $250,000                 3.5%                          3.6%                          3.0%
------------------------------ ------------------------- --------------------------------- -------------------------
     $250,000 - $500,000                 2.5%                          2.6%                          2.0%
------------------------------ ------------------------- --------------------------------- -------------------------
     $500,000 - $750,000                 2.0%                          2.0%                         1.75%
------------------------------ ------------------------- --------------------------------- -------------------------
$750,000 - $1 MILLION                    1.0%                          1.0%                         0.75%
------------------------------ ------------------------- --------------------------------- -------------------------
$1 MILLION OR MORE*                      None                          None                          None
------------------------------ ------------------------- --------------------------------- -------------------------

* You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares within the first year you may pay a deferred sales charge of 0.75%. Davis Distributors may pay the dealer a commission during the first year after purchase at the following rates:

------------------------------------------------------ -----------------------------------------------------
                   PURCHASE AMOUNT                                          COMMISSION
------------------------------------------------------ -----------------------------------------------------
                  FIRST $3 MILLION                                            0.75%
------------------------------------------------------ -----------------------------------------------------
                   NEXT $2 MILLION                                            0.50%
------------------------------------------------------ -----------------------------------------------------
                   OVER $5 MILLION                                            0.25%
------------------------------------------------------ -----------------------------------------------------

If a commission is paid for purchases of $1 million or more, the dealer will be paid with distribution fees received from the Fund. If distribution fee limits have already been reached for the year, Davis Distributors itself will pay the commissions.


As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge.

YOU CAN COMBINE PURCHASES OF CLASS A SHARES

o WITH OTHER FAMILY MEMBERS. If you buy shares for yourself, your spouse and any children under the age of 21, all the shares you buy will be counted as a single purchase.

o WITH CERTAIN GROUPS. If you buy shares through a group organized for a purpose other than to buy mutual fund shares, the purchases will be treated as a single purchase.

o THROUGH EMPLOYEE BENEFIT PLANS. If you buy shares through trusteed or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.

o UNDER A STATEMENT OF INTENTION. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a 13-month period, all of the shares you buy during that period will be counted as a single purchase. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit our service provider, State Street Bank and Trust, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered 13-month period.

o UNDER RIGHTS OF ACCUMULATION. If you notify your dealer or our distributor, Davis Distributors, you can include the Class A, B and C shares you already own (except shares of Davis Government Money Market
     Fund) when calculating the price for your current purchase.

o WITH CLASS A SHARES OF OTHER DAVIS FUNDS. If you buy Class A shares of this or any other Davis Fund except Davis Government Money Market Fund, all of the shares you buy will be counted as a single purchase. This includes shares purchased under a Statement of Intention or Rights of Accumulation.


CLASS A SHARES FRONT-END SALES CHARGE WAIVERS

We will not charge a sales charge on purchases of Class A shares for:

o Shareholders making purchases with dividends or capital gains that are automatically reinvested.
o  Purchases by directors, officers and employees of Davis International
   Total Return Fund, its investment adviser or its affiliates, and their immediate families.
o Purchases by employees and people affiliated with broker-dealer firms offering Fund shares.
                                                                             24

o Financial institutions acting as fiduciaries making single purchases of $250,000 or more.
o Employee benefit plans making purchases through a single account covering at least 250 participants.
o Wrap accounts offered by securities firms, fee-based investment advisers or financial planners.
o  State and local governments.

[SIDEBAR]
WRAP ACCOUNTS ARE INVESTMENT PROGRAMS OFFERED BY BROKER-DEALERS WHO PLACE A CLIENT'S FUNDS WITH ONE OR MORE INVESTMENT ADVISERS AND CHARGE A FEE FOR THEIR SERVICES.


CLASS B SHARES

Class B shares may be best for you if you are willing to pay a higher distribution fee than Class A shares for eight years in order to avoid paying an initial sales charge.

o  You buy the shares at net asset value (no initial sales charge).
o  You can invest up to $250,000 in Class B shares.
o If you sell Class B shares within six years of purchase, you must pay a deferred sales charge. This charge decreases over time as you own the shares (see chart below).
o After you hold Class B shares for eight years, they are automatically converted into Class A shares without paying a front-end sales charge. Class A shares pay a lower distribution fee.
o The Fund pays a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.


                     CLASS B SHARES DEFERRED SALES CHARGES

------------------------------------------------------ -----------------------------------------------------
              SALES MADE AFTER PURCHASE                          AMOUNT OF DEFERRED SALES CHARGE
------------------------------------------------------ -----------------------------------------------------
                       YEAR 1                                                   4%
------------------------------------------------------ -----------------------------------------------------
                      YEARS 2-3                                                 3%
------------------------------------------------------ -----------------------------------------------------
                      YEARS 4-5                                                 2%
------------------------------------------------------ -----------------------------------------------------
                       YEAR 6                                                   1%
------------------------------------------------------ -----------------------------------------------------
                      YEARS 7-8                                                NONE
------------------------------------------------------ -----------------------------------------------------

                                                                             25

CLASS C SHARES

Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares pay in order to avoid paying an initial sales charge.

o  You buy the shares at net asset value (no initial sales charge).
o  You cannot invest more than $1 million in Class C shares.
o If you sell the shares within one year of purchase, you must pay a deferred sales charge of 1%.
o The Fund pays a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.


DEFERRED SALES CHARGE

As an investor in the Fund, you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower. Fund investors pay a deferred sales charge in the following cases:

o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.
o As a Class B shareholder, if you sell shares within six years of purchase. The percentage decreases over the six year period.
o  As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we will first sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on shares acquired through dividend reinvestments or capital gain distributions.


DEFERRED SALES CHARGE WAIVERS

We will waive deferred sales charges on sales of Class A, B and C shares if:

o You sell shares that were acquired through reinvestment of dividends or capital gains.
o You sell shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more and the shares were held for more than a year).
o  You (or a registered joint owner) die or have been determined to be totally disabled sometime after the purchase of shares.
o You sell shares under the Automatic Withdrawals Plan amounting to, in a 12-month period, up to 12% of the value of the account when you began participating in the Plan.
                                                                             26

o You sell shares under a qualified retirement plan or IRA that constitute a tax-free return of contributions to avoid a penalty. Your fund sells the remaining shares in your account under an Involuntary Redemption.
o You qualify for an exception relating to defined contribution plans. These exceptions are described in the Statement of Additional Information.
o You are a director, officer or employee of Davis Selected Advisers or one of its affiliates (or a family member of a director, officer or employee).

If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.

[BOXED]
IF YOU HAVE ANY ADDITIONAL QUESTIONS ABOUT CHOOSING A SHARE CLASS, PLEASE CALL US TOLL-FREE AT 1-800-279-0279, MONDAY THROUGH FRIDAY, 7 A.M. TO 4 P.M. MOUNTAIN TIME. IF YOU STILL ARE NOT SURE ABOUT WHICH CLASS IS BEST FOR YOU, CONTACT YOUR FINANCIAL ADVISER.



HOW TO OPEN AN ACCOUNT

You can open an account if you invest at least:

o  $1,000 for a non-retirement plan account.
o  $250 for a retirement plan account.



(chart)
THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form included in this prospectus and mail it to our service provider, State Street Bank and Trust. Both you and your dealer must sign the form. Include a check made payable to the DAVIS FUNDS, or in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. Davis Funds will not accept third-party checks.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors to let them know the fund and share class you will be buying. After the initial wire purchase is made, you will need to fill out a Plan Adoption Agreement or Application Form and return it to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA 02210
     Attn: Mutual Fund Services
     Davis International Total Return Fund
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2

Generally, the Fund does not issue share certificates for purchases. You can receive certificates if you are a Class A shareholder who is not participating in the Automatic Withdrawals Plan. If you are eligible and wish to receive certificates, you must make the request at the time of purchase.


RETIREMENT PLAN ACCOUNTS

You can invest in Davis International Total Return Fund using any of these types of retirement plan accounts:

o      Deductible IRAs
o      Non-deductible IRAs
o      Roth IRAs
o      Educational IRAs
o      Simple IRAs
o      Profit-Sharing Plans
o      Money-Purchase Plans
o      Simplified Employee Pension Plans
o      403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant $10 to open each account and a maintenance fee of $10 each year (per Social Security number). These fees are automatically deducted from each account, unless you elect to pay the fee directly. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Davis Distributors.

HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have opened an account with Davis, you can add to--or withdraw from--your initial purchase. This section provides an overview of the types of transactions you can perform as a shareholder of Davis International Total Return Fund. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

Boxed An exchange is when you sell shares in one Davis Fund to buy shares in another Davis Fund in response to changes in your goals or in market conditions.


(chart)
THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis representative during our business hours or use our automated telephone system any time, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         PO Box 8406
         Boston, MA 02266-8406

         Overnight Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA 02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

   Generally, the Fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction--along with any other transactions you made during the current year.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received (as described above) before 4 p.m. Eastern Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o  Receive your order before 4 p.m. Eastern Time.
o  Promptly transmit the order to State Street Bank and Trust.


BUYING MORE SHARES

You can buy more shares at any time by mail or through a dealer. The minimum purchase amount is $25.

When you purchase shares by mail, send a check made payable to the DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the fund and the class of shares you wish to buy. If you know your account number, include it on the check.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.


[SET OFF]
MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investments in this or other Davis Funds is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in Fund shares. The minimum amount you can invest each month is $25. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month between the fourth and 28th days if the institution that services your bank account is a member of the Automated Clearing House system. After each automatic investment, you will receive a transaction confirmation, and the debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. You can stop automatic investments at any time by calling Davis Distributors.

You can also use our Dividend Diversification Program to buy more shares in any Davis Fund. See ONCE YOU INVEST IN ONE OF THE DAVIS FUNDS.


[SIDEBAR] The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account - and is regulated by the Federal Reserve.


SELLING SHARES

You may sell back all or part of your shares to Davis International Total Return Fund (known as a redemption) at any time, at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by mail, or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign a request.

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were purchased within the last 15 days, payment to you will be delayed until your purchase check has cleared (which may take up to 15 days from the date of purchase).


WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o    You will always receive cash for sales that total less than $250,000 or
     1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees.
o Ordinarily, you only need a medallion signature guarantee on a share certificate, stock power, or redemption request for sales of more than $50,000. However, if you have made any changes to the Application Form since your account was opened, or if your address of record has changed in the last 30 days, you will need a medallion signature guarantee for all sales.
                                                                             31

o If a certificate was issued for the shares you wish to sell, the certificate must be signed by the owner(s) and sent to State Street Bank and Trust along with the redemption request.
o    A sale may produce a gain or loss. Gains may be subject to tax.


MEDALLION SIGNATURE GUARANTEE
A written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is(are) valid. Unfortunately, no other form of signature verification can be accepted.

STOCK POWER
A letter signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group.


SPECIAL SALE SITUATIONS

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.
o Davis International Total Return Fund may make sales payments in securities if Davis International Total Return Fund's Board of Directors decides that making cash payments would harm the Fund.

SPECIAL NOTE: When you make a sale or withdrawal, a deferred sales charge may be imposed if:

o You buy $1 million or more of Class A shares and sell them within a year of purchase.
o    You sell Class B shares within six years of purchase.
o    You sell Class C shares within one year of purchase.


IF YOU DECIDE TO BUY BACK SHARES YOU SOLD

If you decide to buy back some or all of the shares you sold in this Fund within 60 days of sale and notify us in writing, you can take advantage of the SUBSEQUENT REPURCHASE PRIVILEGE. With this privilege, which you can use only once, you will not be charged a sales charge, and any deferred sales charge you paid on the original sale will be returned to your account. You must send a letter to our service provider, State Street Bank and Trust, along with a check for the repurchased shares.


IF YOUR ACCOUNT FALLS BELOW $250

If your account balance falls below $250 (as a result of a redemption or exchange), we may sell your remaining shares in Davis International Total Return Fund at net asset value. We will first notify you by mail, giving you at least 60 days notice that an INVOLUNTARY REDEMPTION may take place. If you can increase your account balance to above $250 during the notice period, the involuntary redemption will be canceled.



[SET OFF ]
MAKING AUTOMATIC WITHDRAWALS

If you hold more than $10,000 in your account, you can sell a set dollar amount each month or quarter. When you participate in this program, known as the AUTOMATIC WITHDRAWALS PLAN, shares are sold so that you will receive the payment around the 25th day of the month. Note that because withdrawals are sales, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes and a sales load. Gains may be subject to tax. To sign up for the Automatic Withdrawals Plan, fill out the appropriate section of the Application Form.

You may stop automatic withdrawals at any time without charge or penalty by calling Davis Distributors.


[SET OFF]
WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

If you are an investor with a non-retirement account, you can have your sale proceeds electronically transferred to a commercial bank account. This is known as an ELECTRONIC WIRE PRIVILEGE. To sign up for this option, simply fill out the appropriate section of the Application Form. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Payment by Automated Clearing House will usually arrive at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after you call. While State Street Bank and Trust will also accept electronic wire sales by telephone, fax or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form.

EXCHANGING SHARES

You can transfer shares of Davis International Total Return Fund to shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $1,000 (unless you are participating in the Automatic Exchange Program). Exchanges are normally performed on the same day of the request if received by 4 p.m. Eastern Time.

Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any sales charge does not run during the time that you own Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the six year declining sales charge period.


When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. If you hold share certificates, the certificates must by signed by the owner(s) and sent to State Street Bank and Trust along with the exchange request. No medallion signature guarantee is required unless shares are also being sold for cash and would otherwise require a medallion signature guarantee.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. For federal income tax purposes, exchanges between funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges are allowed during a 12-month period. Davis Distributors must approve any exchanges above the limit in writing.

YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE.

EQUITY FUNDS
------------
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
---------------------
Davis Growth & Income Fund
Davis Real Estate Fund
Davis Convertible Securities Fund

BOND FUNDS
----------
Davis Intermediate Investment Grade Bond Fund
Davis Tax-Free High Income Fund
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
----------------------------
Davis Government Money Market Fund


For more information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.


[SET OFF]
MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $250. You must exchange at least $25 to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program, fill out the appropriate section of the Application Form.


TRANSACTIONS BY TELEPHONE

A benefit of investing through Davis Funds is that you can use our telephone system to sell or exchange shares. If you do not wish to have this option activated for your account, mark in the box in the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in two ways:

o Speak directly with a representative during business hours (7 a.m. to 4 p.m. Mountain Time).
o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known as DAVIS DIRECT ACCESS, 24 hours a day, seven days a week.


[SET OFF]
YOU CAN USE DAVIS DIRECT ACCESS TO:

o    GET THE PRICE, TOTAL RETURN, AND FUND DESCRIPTION FOR ANY DAVIS FUND.
o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.
o    BUY, SELL AND EXCHANGE SHARES.
o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND. REQUEST
o    LITERATURE ABOUT ANY DAVIS FUND.


If you wish to sell shares by phone and receive a check in the mail:
o  The maximum amount that can be issued is $25,000.
o  The check can only be issued to the registered account owner.
o  The check must be sent to the address on file with Davis.
o  Your current address must be on file for 30 days.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by phone.

[INSIDE BACK COVER]

THE DAVIS FUNDS:
OVER 25 YEARS OF RELIABLE INVESTING

Davis Selected Advisers, investment adviser of the Davis Funds, has a history of investing for the long-term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long-term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, who is now Chief Investment Officer of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as either Portfolio Manager or Co-Portfolio Manager for many Davis Funds.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Together, we have invested over $1 billion of our own money side-by-side with our shareholders.

Please take the time to read this prospectus carefully, and if you decide to invest with us, keep it as a reference guide. If you need more information about the Davis Funds, please call us or visit our Web site.

                            ADDRESS AND PHONE GUIDE

OUR TELEPHONE NUMBER         OUR SERVICE PROVIDER'S REGULAR MAILING ADDRESS
1-800-279-0279               State Street Bank and Trust Company
                             c/o Davis Funds
                             PO Box 8406
                             Boston, MA 02266-8406

OUR MAILING ADDRESS
Davis Funds
124 East Marcy Street
Santa Fe, NM 87501

OUR INTERNET ADDRESS          OUR SERVICE PROVIDER'S OVERNIGHT MAILING ADDRESS
http://www.davisfunds.com     State Street Bank and Trust Company
                              c/o Davis Funds
                              66 Brooks Drive
                              Braintree, MA 02184

[BACK COVER]


OTHER FUND DOCUMENTS

For more information about Davis International Total Return Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

Davis International Total Return Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o     BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279,
      Monday-Friday, 7 a.m. to 4 p.m. Mountain Time. You may also call this number for shareholder inquiries.

o     VIA THE INTERNET.  Visit the SEC web site (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For more information call 1-800-SEC-0330. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC, 20549-6009.

o     BY MAIL.  Specify the document you are requesting when writing to us.

                                  DAVIS FUNDS
                             124 EAST MARCY STREET
                               SANTA FE, NM 87501
                                 1-800-279-0279



Investment Company Act File No. 811-8870

DAVIS INTERNATIONAL TOTAL RETURN FUND

Prospectus

Class Y shares

February 1, 1999



The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


(Davis logo)

Over 25 Years of Reliable Investing

TABLE OF CONTENTS

Overview of the Fund
         Investment Objective and Strategy
         Determining if this Fund is Right for You
         Principal Risks
         Past Performance
         Fees and Expenses of the Fund
         Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage the Fund

Once You Invest in One of the Davis Funds

How to Open an Account

How to Buy, Sell and Exchange Shares

The Davis Funds: Over 25 Years of Reliable Investing

Other Fund Documents

OVERVIEW OF DAVIS INTERNATIONAL TOTAL RETURN FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis International Total Return Fund's investment objective is total return through capital growth or income or both. We pursue this objective by investing primarily in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets.

Our portfolio manager uses the Davis investment philosophy to select common stocks of quality overlooked growth companies at value prices and to hold them for the long-term.

We look for companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the company's true worth. We believe investing internationally offers additional opportunities to purchase quality overlooked growth stocks and to diversify a portfolio of U.S. securities.

You can find more detailed information about the types of securities that the Fund buys in the section called HOW WE MANAGE THE FUND.

PLEASE SEE THE INSIDE BACK COVER PAGE OF THIS PROSPECTUS TO LEARN ABOUT THE DAVIS INVESTMENT PHILOSOPHY.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

o   You are seeking total return through capital growth or income or both.
o   You are seeking international diversification.
o   You are investing for the long-term (five years or more).

YOU SHOULD NOT INVEST IN THIS FUND IF:

o You are worried about the possibility of sharp price swings and dramatic market declines.
o   You are uncomfortable investing in foreign markets.
o You are interested in earning current income. You are investing for the short-term (less than five years).

PRINCIPAL RISKS

If you buy shares of Davis International Total Return Fund, you may lose some or all of the money that you invest. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

o COMPANY RISK. The price of a common stock varies with the success and failure of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. The Fund invests in large and small companies. Investing in small companies carries greater risk than investing in stock of larger companies. Small companies often have less predictable earnings and the market for their stocks may not be as well developed.

o COUNTRY RISK. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation.

o CURRENCY RISK. The Fund often invests in securities denominated in foreign currencies. Foreign currencies "float" in value against the U.S. dollar. When foreign currencies lose value against the U.S. dollar, the value of the Fund's investments denominated in foreign currencies will lose value when they are converted to U.S. dollars.

o YEAR 2000 AND EURO CONVERSION. Difficulties with Year 2000 or Euro Conversion issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Foreign companies may be more susceptible to these issues than domestic companies.

An investment in Davis International Total Return Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE RISKS OF THE FUND'S PARTICULAR INVESTMENTS IN THE SECTION CALLED HOW WE MANAGE THE FUND.

PAST PERFORMANCE

As of September 30, 1998, Davis International Total Return Fund did not have any Class Y shares outstanding. The past performance of the Fund will be included in the next annual update of the Fund's prospectus after Class Y shares have been outstanding a full calendar year.


FEES AND EXPENSES OF THE FUND

    FEES YOU MAY PAY AS A DAVIS INTERNATIONAL TOTAL RETURN FUND SHAREHOLDER
                      (Paid Directly from Your Investment)


----------------------------------------------------------------------- -----------------
                                                                        CLASS Y
----------------------------------------------------------------------- -----------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                         None
----------------------------------------------------------------------- -----------------
Maximum Deferred Sales Charge (Load)                                    None
----------------------------------------------------------------------- -----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None
----------------------------------------------------------------------- -----------------
Exchange Fee                                                            None
----------------------------------------------------------------------- -----------------


                         ANNUAL FUND OPERATING EXPENSES
                    FOR FISCAL YEAR ENDED SEPTEMBER 30, 1998
         (Deducted from Davis International Total Return Fund's Assets)

----------------------------------------------------------------------- -----------------
                                                                        CLASS Y

----------------------------------------------------------------------- -----------------
Management Fees                                                         1.00%
----------------------------------------------------------------------- -----------------
Distribution (12b-1) Fees                                               None
----------------------------------------------------------------------- -----------------
Other Expenses                                                          0.72%
----------------------------------------------------------------------- -----------------
Total Annual Operating Expenses*                                        1.72%
----------------------------------------------------------------------- -----------------

* As of September 30, 1998, the Davis International Total Return Fund did not have any outstanding Class Y shares. Therefore, annual fund operating expenses were estimated. We intend to waive a portion of our Management Fees, which would reduce Total Annual Operating Expenses to an estimated 1.31%. We may resume collecting our full Management Fees at any time.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:


------------------------------ ------------------ --------------------- ------------------ -------------------
IF YOU SELL YOUR                    1 YEAR              3 YEARS              5 YEARS            10 YEARS
SHARES IN...
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS Y SHARES                       $175                 $542                $933               $2,030
------------------------------ ------------------ --------------------- ------------------ -------------------


FINANCIAL HIGHLIGHTS

Because Davis International Total Return Fund did not have any Class Y shares outstanding as of September 30, 1998, no Financial Highlights table has been produced.


WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis International Total Return Fund. This section shows how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive this document, see the back cover of this prospectus.


INVESTMENT ADVISER

Davis Selected Advisers, LP
Referred to throughout this prospectus as "Davis Selected Advisers"
124 East Marcy Street
Santa Fe, NM 87501
o Provides investment advice for Davis International Total Return Fund's portfolio.
o   Manages Davis International Total Return Fund's business affairs.
o   Provides day-to-day administrative services.
o Serves as investment adviser for all of the Davis Funds, other mutual funds, and other institutional clients.
o Annual Adviser Fee for fiscal year September 30, 1998 (based on average net assets): 1.00%.

INVESTMENT SUB-ADVISER

Davis Selected Advisers-NY, Inc.
Referred to throughout this prospectus as "Davis Selected Advisers-NY" 609 Fifth Avenue
New York, NY 10017
o Performs investment management and research services for Davis International Total Return Fund and other institutional clients.
o     Wholly  owned subsidiary of Davis Selected Advisers.
o     Annual Fee: Davis Selected Advisers pays the fee, not the Fund.


CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
Also referred to as "State Street Bank and Trust"
PO Box 8406
Boston, MA 02266-8406
o    Prices the Fund daily.
o    Holds share certificates and other assets of the Fund.
o    Maintains records of shareholders.
o    Issues and cancels share certificates. Supervises the payment of dividends.


BOARD OF DIRECTORS

The Fund's Board of Directors has general supervisory responsibilities of Davis Funds and supervises the investment adviser's duties.


DISTRIBUTOR

Davis Distributors, LLC
Referred to throughout this prospectus as "Davis Distributors"
124 East Marcy Street
Santa Fe, NM 87501
o     Oversees purchases of shares and promotional activities for Davis Funds.
o     Wholly owned subsidiary of Davis Selected Advisers.
o Serves as distributor for all of the Davis Funds and other mutual funds managed by Davis Selected Advisers.

FOUNDER AND CHIEF INVESTMENT OFFICER OF THE ADVISER

Shelby M.C. Davis

Responsibilities:
o      Chief Investment Officer of Davis Selected Advisers.
o      President of all the Davis Funds.

Other Experience:
o Served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997.
o Served as Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.


PORTFOLIO MANAGER

Jeffrey W. Singer
Responsibilities:
o Portfolio Manager of Davis International Total Return Fund since October 6, 1998.
o Also manages other international equity accounts advised by Davis Selected Advisers.

Other Experience:
o Senior Research Analyst and Principal for Sanford C. Bernstein & Co., a New York investment adviser from 1992 until October 1998.
o Was responsible for investment research for a number of industries on a global basis.


OUR CODE OF ETHICS--WE ALLOW THE OFFICERS AND EMPLOYEES OF DAVIS FUNDS AND THEIR AFFILIATES TO BUY AND SELL SECURITIES FOR THEIR OWN PERSONAL ACCOUNTS. HOWEVER, IN ORDER TO DO SO THEY MUST AGREE TO A NUMBER OF RESTRICTIONS, LISTED IN OUR COMPANY CODE OF ETHICS.


HOW WE MANAGE THE FUND


WHAT WE INVEST IN AND WHY

Davis International Total Return Fund's investment objective is total return through capital growth or income or both. We pursue this objective by investing primarily in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets.

While the Fund can invest in companies of any size, operating anywhere in the world, without limitation, we focus on companies doing substantial business in developed markets outside of the United States. During normal market conditions, at least 65% of the Fund's total assets are invested in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets. Normally, the Fund invests in securities issued by companies from at least three different non-U.S. countries. However, the Fund may vary that percentage, and invest in companies from fewer than three countries, as market conditions dictate.


COMMON STOCK OF FOREIGN COMPANIES AND
U.S. COMPANIES DOING SUBSTANTIAL BUSINESS
IN FOREIGN MARKETS

WHAT THEY ARE. Common stock represents ownership of a company.

A company is considered to be either a foreign company or a U.S. company doing substantial business in foreign markets if it meets at least one of the following four criteria:

o     It is organized under the laws of a foreign country.
o Its common stock is principally traded in securities markets outside of the United States.
o     It earns at least 50% of its revenues or profits outside of the United
      States.
o     It has at least 50% of its assets outside of the Unites States.

HOW WE PICK THEM. The Davis investment philosophy stresses a back-to-basics approach: we use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, we search for companies that demonstrate several of the characteristics that are listed in the following chart.

WHY WE BUY THEM. Davis International Total Return Fund buys common stock of foreign companies and U.S. companies doing substantial business in foreign markets to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.
2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.
3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.
4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.
5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.
6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.
7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.
8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.
9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to a single country's economic cycle.
10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.


RISKS. The most significant risks of common stock of foreign companies are discussed below.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

o COMPANY RISK. The price of a common stock varies with the success and failure of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. The Fund invests in large and small companies. Investing in small companies carries greater risk than investing in stock of larger companies. Small companies often have less predictable earnings and the market for their stocks may not be as well developed.

o COUNTRY RISK. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation.

o CURRENCY RISK. The Fund often invests in securities denominated in foreign currencies. Foreign currencies "float" in value against the U.S. dollar. When foreign currencies lose value against the U.S. dollar, the value of the Fund's investments denominated in foreign currencies will lose value when they are converted to U.S. dollars.

o YEAR 2000 AND EURO CONVERSION. Difficulties with Year 2000 or Euro Conversion issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Foreign companies may be more susceptible to these issues than domestic companies.


OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund invests primarily in the common stock of foreign companies and U.S. companies doing substantial business in foreign markets. There are other securities which the Fund may invest in, and investment strategies which the Fund may employ, but they are not principal investment strategies. These securities and investment strategies are discussed in the Statement of Additional Information.

The Fund uses short-term investments to maintain flexibility while we evaluate long-term opportunities. We also may use short-term investments for temporary defensive purposes; in the event our portfolio managers anticipate a decline in the market values of common stock of foreign companies and U.S. companies doing substantial business in foreign markets, we may reduce our risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the capital growth portion of the Fund's investment objective.


ADDITIONAL RISKS FOR THE FUND: YEAR 2000 AND EURO CONVERSION

Like all financial service providers, the Adviser, Sub-Adviser, Distributor, and third parties providing investment advisory, administrative, transfer agent, custodial and other services utilize systems that may be affected by Year 2000 transition issues (many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated) and/or by Euro Conversion issues (accurate pricing of the Company's assets depends upon accurate valuation of securities denominated in foreign currencies. On January 1, 1999, eleven of the fifteen member states of the European Union converted to a common currency, the "euro").

Difficulties with Year 2000 or Euro Conversion issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Funds, the Service Providers have advised the Funds that they have been actively working on necessary changes to their computer systems to prepare for the Year 2000 and the Euro Conversion and expect that their systems, and those of other parties they deal with, will be adapted in time for these events. In addition, there can be no assurance that the companies which the Fund invests in will not experience difficulties with Year 2000 or Euro Conversion issues which may negatively affect the market value of those companies.


RISK SPECTRUM

Davis Selected Advisers manages eleven mutual funds in the Davis family. Each fund has a distinct investment objective and strategy. The following graph shows how these funds compare to each other in terms of risk. Davis International Total Return Fund has a risk level we characterize as "high."


------------------------------------------------------------ ---------- ------- -------- --------- ---------
DAVIS FUNDS                                                              MED               MED
                                                                LOW      LOW      MED      HIGH      HIGH
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS GROWTH OPPORTUNITY FUND                                                                     o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
  0 DAVIS INTERNATIONAL TOTAL RETURN FUND                                                              o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS FINANCIAL FUND                                                                    o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS REAL ESTATE FUND                                                                  o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS NEW YORK VENTURE FUND                                                             o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS GROWTH & INCOME FUND                                                     o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS CONVERTIBLE SECURITIES FUND                                     o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND                         o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS TAX-FREE HIGH INCOME FUND                                       o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS GOVERNMENT BOND FUND                                  o
------------------------------------------------------------ ---------- ------- -------- --------- ---------
     DAVIS GOVERNMENT MONEY MARKET FUND                          o
------------------------------------------------------------ ---------- ------- -------- --------- ---------

For more information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

HOW WE MANAGE RISK

Risks are inherent in all investments. Investing in a mutual fund, even the most conservative, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Davis International Total Return Fund has six strategies to minimize the risk assumed when we invest.

SIX STRATEGIES WE USE TO MINIMIZE RISK

1. WE PURCHASE HIGH-QUALITY GROWTH COMPANIES. Our focus on high-quality growth companies reduces the likelihood that your investment will be tied up in a failing company. A high-quality growth company is one that has achieved a dominant or growing market share, and is led by first class management.

2. WE USE A CONSERVATIVE VALUATION STRATEGY. Once we find companies that meet our business criteria, we determine how much to pay for their shares. We follow a price discipline that tells us how much we can reasonably pay for a stock. While no system can prevent all losses, this conservative approach helps us avoid the calamitous losses that occur in bear markets.

3. WE HAVE A LONG-TERM VISION. We get to know the managers of the companies we invest in and understand their goals. We view temporary setbacks as buying opportunities: when other managers sell stocks in response to bad news, we evaluate the issuer's long-term prospects.

4. WE DO NOT USE MARKET TIMING. We do not base our decisions to buy and sell securities on whether we believe the stock market will rise or fall (known as market timing). However, we can raise the level of cash in the Fund when stock prices get too high and it becomes difficult to purchase quality undervalued growth companies.

5. WE MAY MAKE TEMPORARY DEFENSIVE INVESTMENTS. From time to time, Davis International Total Return Fund may take temporary defensive positions in response to adverse market, economic or political conditions.

6. WE EMPHASIZE DIVERSIFICATION. We diversify the Fund across individual companies, industry sectors, and different countries. This reduces price volatility and minimizes the losses the Fund experiences when a company or industry sector declines in market value.

ONCE YOU INVEST IN THE FUND

This section describes: how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.


HOW YOUR SHARES ARE VALUED

Once you open an account in Davis International Total Return Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of Fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value (NAV).

Net asset values for all the Davis Funds are determined each day the Funds are open for business. A business day is defined as any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m.
Eastern Time, whichever comes first.

The net asset values of all Davis Fund shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our web site (WWW.DAVISFUNDS.COM).


HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to value the securities in Davis International Total Return Fund:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.
o Over-the-counter securities are valued at the average of closing bid and asked prices.
o Debt securities maturing in 60 days or less are usually valued at amortized (gradually reduced) cost.
o Longer-term debt securities may be valued by an independent pricing service.
o Securities with unavailable market quotations and other assets are valued at "fair value"--which is determined or directed by the Board of Directors.

Many of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.


HOW WE PAY EARNINGS

There are two ways you can receive payments from Davis International Total Return Fund:

o DIVIDENDS. Distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Profits received by the Fund from the sale of securities held for the long-term, which are then distributed to shareholders.

Davis International Total Return Fund usually pays dividends once a year. Dividends are declared in November or December and capital gains, if any, are distributed in November or December. Unless you choose otherwise, the Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party, or sent to an address other than your address of record.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Application Form (or on Form W-9) that your Taxpayer Identification Number is correct and you are not subject to backup withholding (which means that you are paying back taxes for failing to report all interest and dividends).

If you fail to report a correct Taxpayer I.D. Number, under-reported dividend or interest income, or are already subject to backup withholding, Davis International Total Return Fund is required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.


HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If Davis International Total Return Fund pays dividends, they are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.
o If Davis International Total Return Fund pays net capital gains, they generally will be taxed as a long-term capital-gain distribution.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains) are taxable in the year in which they were declared, not paid--whether they are received in cash or reinvested in shares.

Also, keep in mind that when you sell or exchange shares of the Fund, it may result in a taxable gain or loss.

Foreign Taxes on Fund Income. Income received by Davis International Total Return Fund may be subject to foreign income taxes. Foreign taxes increase the Fund's expenses and decrease the income available to the Fund to pay as dividends. If it is practical, and if the dollar amount of foreign taxes is significant, the Fund may "pass through" the amount of all foreign taxes to the Fund's shareholders. Shareholders may then be able to claim a deduction or credit against their federal income taxes for their proportionate share of the Fund's foreign taxes.

We recommend that you consult with a tax adviser about any dividends and capital gains you may receive from Davis International Total Return Fund.


HOW TO OPEN AN ACCOUNT

You can open an account if:

o You invest at least $5 million for an institution (trust company, bank trust, endowment, pension plan, foundation) acting on behalf of its own account or one or more clients.
o You invest at least $5 million for a government entity (a state, county, city, department, authority or similar government agency).
o You invest with an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by our distributor, Davis Distributors.

Generally, the Fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction--along with any other transactions you made during the current year.

WRAP ACCOUNTS ARE INVESTMENT PROGRAMS OFFERED BY BROKER-DEALERS WHO PLACE A CLIENT'S FUNDS WITH ONE OR MORE INVESTMENT ADVISERS AND CHARGE A FEE FOR THEIR SERVICES.


THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form included in this prospectus and mail it to our service provider, State Street Bank and Trust. Both you and your dealer must sign the form. Include a check made payable to the DAVIS FUNDS, or in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. Davis Funds will not accept third-party checks.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors to let them know the fund and share class you will be buying. After the initial wire purchase is made, you will need to fill out a Plan Adoption Agreement or Application Form and return it to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA 02210
     Attn: Mutual Fund Services
     DAVIS INTERNATIONAL TOTAL RETURN FUND
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2

RETIREMENT PLAN ACCOUNTS

You can invest in Davis International Total Return Fund using any of these types of retirement plan accounts:

o    Deductible IRAs
o    Non-deductible IRAs
o    Roth IRAs
o    Educational IRAs
o    Simple IRAs
o    Profit-Sharing Plans
o    Money-Purchase Plans
o    Simplified Employee Pension Plans
o    403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant $10 to open each account and a maintenance fee of $10 each year (per Social Security number). These fees are automatically deducted from each account, unless you elect to pay the fee directly. To open a retirement plan account, you must fill out a special application form.
You can request this form by calling Davis Distributors.

AN EXCHANGE IS WHEN YOU SELL SHARES IN ONE DAVIS FUND TO BUY SHARES IN ANOTHER DAVIS FUND IN RESPONSE TO CHANGES IN YOUR GOALS OR IN MARKET CONDITIONS.


HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have opened an account with Davis, you can add to--or withdraw from--your initial purchase. This section provides an overview of the types of transactions you can perform as a shareholder of Davis International Total Return Fund. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

THREE WAYS TO BUY SHARES

1. BY WIRE. You may buy shares at any time by wiring federal funds directly to our service provider, State Street Bank and Trust. Before wiring an initial investment, the institutional shareholder or wrap program sponsor must call our distributor, Davis Distributors to let them know the fund and share class you will be buying. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA 02210
     Attn.: Mutual Fund Services
     DAVIS INTERNATIONAL TOTAL RETURN FUND
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust. If you have a purchase form provided by State Street Bank and Trust, include it with the check. If you do not have a form, include a letter with your check stating the name of the fund and that the investment should be made in Class Y shares. If you know your account number, include it on the check.

         Regular Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         PO Box 8406
         Boston, MA 02266-8406

         Overnight Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA 02184

3. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service or commission for buying these shares.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received (as described above) before 4 p.m. Eastern Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o    Receive your order before 4 p.m. Eastern Time.
o    Promptly transmit the order to State Street Bank and Trust.


BUYING MORE SHARES

When you purchase shares by mail, send a check made payable to the DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the fund and the class of shares you wish to buy. If you know your account number, include it on the check.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.


SPECIAL NOTE FOR WRAP PROGRAM INVESTORS

Be aware that both Class A and Class Y shares are available by the Fund at net asset value to your sponsor. However, Class A shares are subject to additional expenses, and sponsors of wrap programs who buy Class A shares are generally entitled to commissions. If your sponsor has selected Class A shares, you should discuss these charges and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders. For more information on these fees and expenses, you can request the prospectus covering Class A shares by calling Davis Distributors.

SELLING SHARES

You may sell back all or part of your shares to Davis International Total Return Fund (known as a redemption) at any time, at net asset value. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign a request.

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were purchased within the last 15 days, payment to you will be delayed until your purchase check has cleared (which may take up to 15 days from the date of purchase).


WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You will always receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees.
o Ordinarily, you only need a medallion signature guarantee on a share certificate, stock power, or redemption request for sales of more than $50,000. However, if you have made any changes to the Application Form since your account was opened, or if your address of record has changed in the last 30 days, you will need a medallion signature guarantee for all sales.
o If a certificate was issued for the shares you wish to sell, the certificate must be signed by the owner(s) and sent to State Street Bank and Trust along with the redemption request.
o    A sale may produce a gain or loss. Gains may be subject to tax.


MEDALLION SIGNATURE GUARANTEE. A written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is(are) valid. Unfortunately, no other form of signature verification can be accepted.

STOCK POWER. A letter signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group.


SPECIAL SALE SITUATIONS

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.
o Davis International Total Return Fund may make sales payments in securities if Davis International Total Return Fund's Board of Directors decides that making cash payments would harm the Fund.


EXCHANGING SHARES

You can transfer Class Y shares of Davis International Total Return Fund to Class Y shares in any other Davis Fund. This is known as an exchange. You can exchange shares by telephone (to accounts with identical registrations), by dealer or by mail. The initial exchange must be for at least $5 million for institutions or government entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to buy Class Y shares may also exchange their shares for Class Y shares of the Fund. Exchanges are normally performed on the same day of the request if received by 4 p.m. Eastern Time.

For more information on exchanging shares by telephone, see "TRANSACTIONS BY TELEPHONE" at the end of this section.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. No medallion signature guarantee is required unless shares are also being sold for cash and would otherwise require a medallion signature guarantee.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. For federal income tax purposes, exchanges between funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges are allowed during a 12-month period. Davis Distributors must approve any exchanges above the limit in writing.

YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS
WITHOUT HAVING TO PAY ANY SALES CHARGE.

EQUITY FUNDS
------------
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
---------------------
Davis Growth & Income Fund
Davis Real Estate Fund
Davis Convertible Securities Fund

BOND FUNDS
----------
Davis Intermediate Investment Grade Bond Fund
Davis Tax-Free High Income Fund
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
----------------------------
Davis Government Money Market Fund

FOR MORE INFORMATION ABOUT ANY OF THE OTHER DAVIS FUNDS, INCLUDING CHARGES AND EXPENSES, ASK FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.


TRANSACTIONS BY TELEPHONE

A benefit of investing through Davis Funds is that you can use our telephone system to sell or exchange shares. If you do not wish to have this option activated for your account, you must note this on your Application Form.

When you call Davis Distributors, you can perform a transaction in two ways:

o Speak directly with a representative during business hours (7 a.m. to 4 p.m. Mountain Time).
o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known as DAVIS DIRECT ACCESS, 24 hours a day, seven days a week.

YOU CAN USE DAVIS DIRECT ACCESS TO:

o    GET THE PRICE, TOTAL RETURN AND FUND DESCRIPTION FOR ANY DAVIS FUND.
o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.
o    BUY, SELL AND EXCHANGE SHARES.
o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND. REQUEST
o    LITERATURE ABOUT ANY DAVIS FUND.

When you buy, sell or exchange shares over the telephone, you agree that Davis International Total Return Fund is not liable for following telephone instructions believed to be genuine (that is, directed by the account holder). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification (your account or Social Security number) and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by phone.


THE DAVIS FUNDS:
OVER 25 YEARS OF RELIABLE INVESTING

Davis Selected Advisers, investment adviser of the Davis Funds, has a history of investing for the long-term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long-term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, who is now Chief Investment Officer of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as either Portfolio Manager or Co-Portfolio Manager for many Davis Funds.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds, but also invest in them. Together, we have invested over $1 billion of our own money side-by-side with our shareholders.


Please take the time to read this prospectus carefully, and if you decide to invest with us, keep it as a reference guide. If you need more information about the Davis Funds, please call us or visit our Web site.

                            ADDRESS AND PHONE GUIDE

OUR TELEPHONE NUMBER                                   OUR INTERNET ADDRESS
1-800-279-0279                                         http://www.davisfunds.com

OUR MAILING ADDRESS
Davis Funds
124 East Marcy Street
Santa Fe, NM 87501

OUR SERVICE PROVIDER'S REGULAR             OUR SERVICE PROVIDER'S OVERNIGHT
MAILING ADDRESS                            MAILING ADDRESS
State Street Bank and Trust Company        State Street Bank and Trust Company
c/o Davis Funds                            c/o Davis Funds
PO Box 8406                                66 Brooks Drive
Boston, MA 02266-8406                      Braintree, MA 02184

OTHER FUND DOCUMENTS

For more information about Davis International Total Return Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

Davis International Total Return Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday-Friday, 7 a.m. to 4 p.m. Mountain Time. You may also call this number for shareholder inquiries.

o    VIA THE INTERNET.  Visit the SEC web site (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For more information call 1-800-SEC-0330. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC, 20549-6009.

o    BY MAIL.  Specify the document you are requesting when writing to us.

                                  DAVIS FUNDS
                             124 EAST MARCY STREET
                               SANTA FE, NM 87501
                                 1-800-279-0279



Investment Company Act File No. 811-8870

                      STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 1999


                     DAVIS INTERNATIONAL TOTAL RETURN FUND

                                    PART OF
                        DAVIS INTERNATIONAL SERIES, INC.,
                             124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A, CLASS B AND CLASS C PROSPECTUS DATED FEBRUARY 1, 1999 AND THE CLASS Y PROSPECTUS DATED FEBRUARY 1, 1999. THE PROSPECTUSES MAY BE OBTAINED FROM THE FUND.


THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS SUPPLIED WITH THIS STATEMENT OF ADDITIONAL INFORMATION. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.


                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----


Section I:  Investment Strategies and Restrictions...........................................4

      Investment Objective and Policies......................................................4
      Portfolio Securities...................................................................4
      Other Investment Policies..............................................................7
      Portfolio Transactions................................................................10
      Investment Restrictions...............................................................11
      Non-Fundamental Investment Restrictions...............................................12


Section II:  Key Persons....................................................................14

      Organization of the Company...........................................................14
      Directors and Officers................................................................15
      Directors Compensation Schedule.......................................................16
      Certain Shareholders of the Fund......................................................17
      Investment Advisory Services..........................................................18
      Distribution of Company Shares........................................................19
      Other Important Service Providers.....................................................22


Section III:  Purchase, Exchange and Redemption of Shares...................................22

      Purchase of Shares....................................................................22
                Alternative Purchase Arrangements...........................................23
                Class A Shares..............................................................24
                Class B Shares..............................................................26
                Class C Shares..............................................................27
                Class Y Shares..............................................................28

      Special Services......................................................................28
                Prototype Retirement Plans..................................................28
                Automatic Investment Privilege..............................................28
                Dividend Diversification Program............................................29
                Telephone Privilege.........................................................29

      Exchange of Shares....................................................................29
                General.....................................................................29
                By Telephone................................................................30
                Automatic Exchange Program..................................................30

      Redemption of Shares..................................................................30
                General.....................................................................30
                Expedited Redemption Privilege..............................................31
                By Telephone................................................................31
                Automatic Withdrawals Plan..................................................32
                Involuntary Redemptions.....................................................32
                Subsequent Repurchases......................................................32

                                       2


Section IV:  General Information............................................................32

      Determining the Price of Shares.......................................................32
      Year 2000 and Euro Conversion Issues..................................................33
      Dividends and Distributions...........................................................34
      Federal Income Taxes..................................................................34
      Performance Data......................................................................35

Appendix: Term and Conditions for a Statement of Intention..................................37


Section I:  Investment Strategies and Restrictions
--------------------------------------------------


                       INVESTMENT OBJECTIVES AND POLICIES

         Davis International Total Return Fund's ("Fund") investment objective is total return through capital growth or income or both.. The Fund pursues this objective by investing primarily in common stocks of foreign companies and U.S. companies doing substantial business in foreign markets. The Fund also has the ability to invest in fixed income securities to earn current income or diversify the Fund's assets. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors, investing in international markets involves special risks, and short-term investing is discouraged.

         The Fund has the flexibility to invest on a worldwide basis in companies of any size, regardless of country of organization or place of principal business activity. During normal market conditions, at least 65% of the Fund's total assets are invested in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets. Normally, the Fund invests in securities issued by companies from at least three different non-U.S. countries. However, the Fund may vary that percentage, and invest in companies from fewer than three countries, as market conditions dictate.

         The Fund may attempt to reduce market and currency fluctuation risks by engaging in related hedging transactions. These transactions involve additional risk considerations.

         While the Fund may at times invest in companies doing significant business in lesser-developed emerging markets or in the U.S., its focus is upon companies doing substantial business in developed markets outside of the U.S.


                              PORTFOLIO SECURITIES

         EQUITY SECURITIES. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks, and securities with equity conversion or purchase rights. The Fund usually purchases common stock. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The Fund's results will be related to the overall market for these securities. There is no limit on the percentage of its assets which the Fund may invest in equity securities.

         The Fund may invest in issues with smaller capitalizations. The equity of smaller companies are subject to additional risks. Smaller companies are usually less established and less diversified than larger companies, and have fewer resources available to take advantage of opportunities or overcome challenges.

         Primary Risks. Events which have a negative impact on a business will probably be reflected in a decline in their equity securities. Furthermore, when the stock market declines most equity securities, even those issued by strong companies, are likely to decline in value.


         INTERNATIONAL EQUITY SECURITIES. International equity securities represent ownership of a company. International equity securities come in many forms, but the form that the Fund typically owns is common stock. International equity securities are equity securities issued either by foreign companies or by U.S. companies doing substantial business in foreign markets. International equity securities are:

         (1) Issued by companies organized under the laws of a foreign country;
         (2) Principally traded in securities markets outside of the U.S.;
         (3) Issued by companies earning at least 50% of their revenues or profits outside of the U.S.; or
         (4) Issued by companies having at least 50% of their assets outside of the U.S.

         Investments in international equity securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through investment companies investing primarily in international equity securities.

         PRIMARY RISKS. Investments in international equity securities may involve a higher degree of risk than investments in domestic issuers. International equity securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There is generally less publicly available information about international equity securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. International equity securities and markets may also be affected by political and economic instabilities, and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion, and other relevant indicators.

         FOREIGN CURRENCIES. International equity securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. The U.S. dollar value of a foreign security denominated in a foreign currency decreases when the value of the U.S. dollar rises against the foreign currency, and, conversely, the U.S. dollar value of the security rises when the value of the U.S. dollar falls against such currency. The Fund may invest in foreign currency contracts in an attempt to hedge against such currency fluctuations.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         LESS DEVELOPED TRADING MARKETS. The markets for trading international equity securities are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign over-the-counter markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         FOREIGN WITHHOLDING TAXES. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

         HIGHER EXPENSES. Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of international equity securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

         DEVELOPING AND EMERGING MARKETS. Although the Fund focuses upon companies doing substantial business in developed markets outside of the U.S., the Fund may make investments in companies doing substantial business in developing or emerging market countries, which involve exposure to economic structures that are generally less diverse and mature than in developed countries such as the United States and Western Europe, and to political systems that may be less stable. A "developing country" can be considered to be a country that is in a less mature stage of the industrialization cycle than countries with more developed markets. An "emerging market country" can be considered to be a country that is in a less mature stage of the industrialization cycle than developing countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have often provided higher rates of return to investors.

         Many of the risks described above relating to international equity securities generally will be greatest for emerging markets, lesser for developing markets and least for developed countries. For instance, economies in individual emerging or developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource, self-sufficiency and balance of payments positions. Many emerging and developing markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging and developing markets are generally heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

         The securities markets of emerging and developing countries, if existent, are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

         Brokerage commissions, custodial services and other costs relating to investment in foreign markets are generally more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from the Fund's inability to recover from a counterparty.

         The risk also exists that an emergency situation may arise in one or more emerging markets. In the event of such an emergency, trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair market value as determined in good faith by, or under the direction of, the Board of Directors.

         Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of the Fund. Emerging markets may require governmental approval for the repatriation of investment income or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

         Investments may include securities issued by companies which have undergone or are currently undergoing privatization.

         Due to changes in the world economy and the political, economic and investment climate in particular countries, the status of a country or its securities markets as emerging, developing or developed can be expected to change over time, sometimes rapidly. The Adviser will consider such changes in determining the potential risks and rewards of investing in a given country.


                           OTHER INVESTMENT POLICIES

         DEBT SECURITIES. Usually the Fund will be invested principally in international equity securities. However, there is no limitation on the type of securities in which the Fund may invest, nor on the amount of assets that may be invested for growth or income or both. At times when the Adviser believes the Fund's objective would be better achieved by holding a larger proportion of debt securities, holdings of such securities will be increased and may represent a larger portion of the portfolio. The value of debt securities is sensitive to interest rate changes as well as the financial strength of the debtor. When interest rates go down, debt securities in the portfolio tend to appreciate in value. Conversely, when interest rates go up, such securities tend to depreciate in value. Generally, the debt securities in which the Fund invests are investment grade securities, but it may invest up to 5% of net assets in securities below investment grade (so called "junk bonds"). Debt securities issued by foreign companies and U.S. companies doing substantial business in foreign markets are subject to the foreign market and currency risks discussed above.

         TEMPORARY DEFENSIVE INVESTMENTS. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days. A repurchase agreement, as referred to herein, involves a sale of securities to a Fund, with the concurrent agreement of the seller (a bank or securities dealer which the Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the collateral during the period while the Fund seek to enforce their rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.

         The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement maturing in more than seven days if it would cause more than 15% of the value of its net assets to be invested in such transactions. Repurchase agreements maturing in less than seven days are not deemed illiquid securities for the purpose of the Fund's 15% limitation on illiquid securities.

         FOREIGN CURRENCY HEDGING. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to international equity securities. These techniques may only be used for hedging purposes and not for speculation. For example, these techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in international equity securities held by the Fund, or to hedge a currency risk involved in an anticipated purchase of international equity securities. Cross-hedging may also be utilized, that is, entering into a hedge transaction in respect to a different foreign currency than the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging.

         Currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in international equity securities. The successful use of currency hedging transactions usually depends on the Adviser's ability to forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if they had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchase a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.

         Forward Contracts. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract in respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.

         Currency Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

         Foreign Currency Options. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.

         Liquidity Risks. The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

         Tax Considerations. The Fund's transactions in forward contracts, options on foreign currencies and currency futures contracts will be subject to special tax rules under the Internal Revenue Code that, among other things, may affect the character of any gains or losses of the Fund as ordinary or capital and the timing and amount of any income or loss to the Fund. This, in turn, could affect the character, timing and amount of distributions by the Fund to shareholders. The Fund may be limited in its foreign currency transactions by tax considerations.

         Limitations on Currency Hedging Transactions. Currency hedging transactions will be used for hedging purposes only. The Fund may either hedge its existing investments ("true hedging") or lock in an exchange rate on anticipated purchases ("anticipatory hedging"). The Fund will comply with requirements established by the SEC with respect to coverage of options and futures strategies by registered investment companies, and, if so required, will designate liquid securities or cash on its books or in a segregated account with its custodian bank in the amount prescribed.. Securities designated on the Funds books or held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities.

         INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets through other listed and unlisted investment companies. The Fund will comply with applicable investment limitations imposed by the Investment Company Act of 1940. Such investments may involve the payment of premiums above the value of the portfolio securities held by such other investment companies. The return on such investment may be reduced both by the Fund's own expenses, including its Advisory fees, and the management fees and expenses of the other investment company. However, due to legal currency, liquidity or other restrictions, investments in some countries may be currently limited and marketable investments may be made more readily by investing in investment companies primarily investing in securities of these countries.

         RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities which are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

         The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         BORROWING. The Fund may borrow money in for temporary or emergency purposes. The Fund will not borrow money with the intent of leveraging its investments. Borrowing activities are strictly limited as described in the section entitled, "Investment Restrictions."

         LENDING PORTFOLIO SECURITIES. The Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. The Fund will not lend portfolio securities unless the loan is secured by collateral. The Fund will not lend securities if such a loan would cause more than 33 1/3% of the total value of its assets (including collateral received) to then be subject to such loans.

         WARRANTS. The Fund may invest up to 5% of its net assets in warrants. A warrant is an option to buy a stated number of shares of common stock at a specified price any time during the life of the warrant. If the stock underlying the warrant is trading at a higher price than the warrant exercise price, the warrant has value; if the stock is trading at a lower price, it has no value and if such lower price exists at expiration of the warrant, it will expire worthless.

         PURCHASING AND SELLING EQUITY OPTIONS. The Fund may purchase and sell equity options for the solely for hedging purposes. Hedging transactions include, but are not limited to, writing covered calls, purchasing protective puts, and buying calls in anticipation of purchasing the underlying securities.

         Writing Covered Calls. The Fund may write covered call options on a portion of its portfolio securities and purchase call options in closing transactions. As a matter of current operating policy, the Fund does not intend to write a covered call option on its portfolio securities if it would cause more than 5% of the Fund's net assets to be subject to such options.

         A covered call option gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time until the option expires, generally within three to nine months, in return for the payment to the writer upon the issuance of the option of an amount called the "premium." A commission may be charged in connection with the writing of the option. The premium received for writing a call option is determined by the option markets. The premium paid plus the exercise price will always be greater than the market price of the underlying securities at the time the option is written. By writing a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit from an increase in the market value of the underlying security above the exercise price, if the option is exercised.

         The obligation is terminated upon exercise of the call option, its expiration or when the Fund effects a closing purchase transaction. A closing purchase transaction is one in which the writer purchases another call option in the same underlying security (identical as to exercise price, expiration date and number of shares). The writer thereby terminates its obligation and substitutes the second writer as the obligor to the original option purchaser. A closing purchase transaction would normally involve the payment of a brokerage commission. During the remaining term of the option, if the Fund cannot enter into a closing purchase transaction, it would lose the opportunity for realizing any gain over and above the premium through sale of the underlying security and if the security is declining in price the Fund would continue to experience such decline.

         Purchasing Call and/or Put Options. Purchasing a call on a stock would give the Fund the right to buy the stock as described above. This would give the Fund a position in a security for a significantly lower price than purchasing the stock outright. Purchasing a put would give the Fund a right to sell the stock at a specified price at any time until the option expires. Ownership of a put can be a hedge against a decline in the price of a security which the Fund owns. However, the risk of purchasing an option, whether a call or a put, is that the option could expire without any gain to the Fund. The Fund would then have lost the premium it paid for the option and any related brokerage expense.


                             PORTFOLIO TRANSACTIONS

         The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund has adopted a policy to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services and placement of orders by securities firms for Fund shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Fund's investment objectives, the Fund may trade to some degree in securities for the short term if the Adviser believes that such trading is advisable.

         In placing executions and paying brokerage commissions, the Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser's staff. In accordance with this policy, brokerage transactions may not be executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser by or through brokers who effect portfolio transactions for the Fund may be used in servicing other accounts managed by the Adviser and likewise research services provided by brokers used for transactions of other accounts may be utilized by the Adviser in performing services for the Fund. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Fund may be taken into account as a factor in the placement of portfolio transactions.

         On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary accounts, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund involved. In some instances, this procedure could adversely affect a Fund but the Adviser deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

         The Adviser believes that research from brokers and dealers is desirable, although not essential, in carrying out their functions, in that such outside research supplements the efforts of the Adviser by corroborating data and enabling the Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Adviser researches, at its own expense, each security included in, or being considered for inclusion in, the Fund's portfolios. As any particular research obtained by the Adviser may be useful to the Fund, the Board of Directors or its Committee on Brokerage, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Adviser to allocate, the relative costs or benefits of research.

         The Fund paid the following brokerage commissions:


                                                     Fiscal year ended September 30,
                                                         1998              1997             1996
Davis International Total Return Fund
brokerage commissions paid                           $168,045          $315,153         $299,635
Amount paid to brokers providing research                  68%               97%              51%
Brokerage commissions paid


         Because of the Fund's investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Adviser is authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange, which may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. The Fund anticipates that, during normal market conditions, its annual portfolio turnover rate will be less than 100%.


                            INVESTMENT RESTRICTIONS

         The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented or (ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.


DAVIS INTERNATIONAL TOTAL RETURN FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

         (1) COMMODITIES. The Fund may not purchase or sell commodities or commodity contracts, except contracts in respect to financial futures or currencies.

         (2) REAL ESTATE. The Fund may not purchase real estate or real estate mortgages as such, but may purchase the securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein.

         (3)      DIVERSIFICATION OF FUND INVESTMENTS.

                  (a) Fund Assets. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any company if more than 5% of the value of the Fund's total assets would then be invested in that company. Securities issued by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities"), are not subject to this limitation.

                  (b) Securities of Issuers. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any company if after such purchase the Fund would then own more than 10% of such company's voting securities. U.S. Government Securities are not subject to this limitation.

         (4) INDUSTRIES. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation. Securities issued by foreign governments and their agencies and instrumentalities will be subject to this limitation only so long as and to the extent that the Securities and Exchange Commission requires their inclusion in such industry investment limitations.

         (5) SENIOR SECURITIES; BORROWING. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 33 1/3% of the value of the Fund's total assets at the time of borrowing. Transfers of assets in connection with currency transactions are not subject to these limitations if appropriately covered.

         (6) UNDERWRITING. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

         (7) LENDING MONEY OR SECURITIES. The Fund may not lend money, except that it may buy debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash or U.S. Government Securities. The Fund will not lend securities if such a loan would cause more than 20% of the total value of its net assets to then be subject to such loans.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         These policies and the Fund's investment objective set forth in the Prospectus may be changed by the Board of Directors without shareholder approval.

         (1) BORROWING. The Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

         (2) FUTURES CONTRACTS. The Fund may not purchase a futures contract or an option thereon, except in respect to currencies and then only if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would not exceed 5% of the Fund's total assets (excluding from such calculation any in-the-money amount of any option).

         (3)      ILLIQUID AND RESTRICTED SECURITIES.

                  (a) The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.
         `
                  (b) The Fund may not purchase a restricted security if it would cause more than 10% of total assets to be invested in such securities. For this purpose all securities eligible for resale under Rule 144A under the Securities Act of 1933 are not included in this 10% limitation (but are subject to the overall 15% limitation if they are illiquid as determined by the Adviser under criteria established by the Board of Directors).

         (4) INVESTMENT COMPANIES. The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940.

         (5) MARGIN. The Fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with currency transactions or other permissible investments.

         (6) MORTGAGING. The Fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings and other permissible investments or investments for currency transactions and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment.

         (7) OIL AND GAS PROGRAMS; REAL ESTATE LIMITED PARTNERSHIP. The Fund may not purchase participations or other direct interests or enter into leases with respect to oil, gas, or other mineral exploration or development programs. The Fund may not purchase real estate limited partnership interests.

         (8) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. The Fund may not purchase or retain the securities of any issuer if those officers and directors of the Fund, and of the Adviser or Sub-Adviser, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

         (9) SHORT SALES. The Fund may not effect short sales of securities. This restriction does not apply to currency transactions.

         (10) UNSEASONED ISSUERS. The Fund may not purchase a security (other than obligations issued or guaranteed by the U.S., any state or local government, or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

         (11) WARRANTS. The Fund may not invest in warrants if, as a result thereof, more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

         (12) OPTIONS. The Fund may not purchase or write options except that the Fund may (i) write listed covered call options on portfolio securities and purchase call options to close such transactions (provided that no such call is written if it would cause more than 25% of the value of the Fund's total assets to be subject to such calls), (ii) purchase options (provided that no such transaction would cause more than 2% of its total assets or more than 5% of its net assets to be invested in premiums for such options) or, (iii) engage in option transactions in respect to foreign currencies.


PLEASE NOTE: Except for limitations on borrowing and illiquid securities, all percentage restrictions, whether fundamental or non-fundamental, apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets.


Section II:  Key Persons
------------------------


                          ORGANIZATION OF THE COMPANY

         THE COMPANY. Davis International Series, Inc. ("Company") is an open-end, diversified, management investment company incorporated in Maryland in 1994 and registered under the Investment Company Act of 1940. The Company is a series investment company which may issue multiple series, each of which would represent an interest in its separate portfolio. The Company currently offers one series, Davis International Total Return Fund (the "Fund").

         FUND SHARES. The Fund may issue shares in different classes. The Fund shares are currently divided into four classes, Class A, Class B, Class C, and Class Y shares. The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the Fund's shares represent an interest in the assets of the fund issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan, which pertains to a particular class, and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Company can elect all of the directors of the Company. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information about Class Y shares, call the Distributor at 1-800-279-0279 to obtain the Class Y prospectus.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

         In accordance with Maryland law and the Company's By-laws, the Company does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the Investment Company Act of 1940 or when otherwise called for special purposes. Special shareholder meetings may be called upon the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.


                             DIRECTORS AND OFFICERS

         The Company's Board of Directors is responsible for the management and supervision of the Company and the Fund. The Board approves all significant agreements between the Company, on behalf of the Fund, and those companies that furnish services to the Fund. The names and addresses of the directors and officers of the Company are set forth below, together with their principal business affiliations and occupations for the last five years.

         As indicated below, certain directors and officers of the Company hold similar positions with the following Funds that are managed by the Adviser:
Davis New York Venture Fund, Inc., Davis Intermediate Investment Grade Bond Fund, Inc., Davis Tax-Free High Income Fund, Inc., and Davis Series, Inc. (collectively the "Davis Funds.")

         JEREMY H. BIGGS (8/16/35),* Two World Trade Center, 94th Floor, New York, NY 10048. Director and Chairman of the Company and each of the Davis Funds; Consultant to the Adviser; Director, Van Eck Funds; Vice Chairman, Head of Equity Research Department, Chairman of the U.S. Investment Policy Committee and member of the International Investment Committee of Fiduciary Trust Company International.

         CHRISTOPHER C. DAVIS (7/13/65),*** 609 Fifth Ave, New York, NY 10017. Director and Vice President of the Company and each of the Davis Funds; Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Rosenwald, Roditi and Company, Ltd., an offshore investment management company.

         G. BERNARD HAMILTON (3/18/37), AVANTI Partners, P.O. Box 1119, Richmond, VA 23218. Director of the Company and each of the Davis Funds; Managing General Partner, Avanti Partners, L.P.

         KEITH R. KROEGER (5/13/36), 255 King Street, Chappaqua, NY 10514. Director of the Compan, Partner, Kroeger, Woods Associates, Architects.

         THE VERY REVEREND JAMES R. LEO (8/24/33), 2121 Alpine Place, #201 Cincinnati, OH 45206. Director of the Company; Executive Director of Capital Ideas, Inc. Formerly Dean of Christ Church Cathedral from 1991 until 1998. Formerly, Dean of the American Cathedral in Paris from 1980 until 1991.

         RICHARD M. MURRAY (11/21/22), 80 Broad St., 35th Floor, New York, NY 10004-2203. Director of the Company. Retired since 1987; Liaison Office of Grupo Nacional Provincial, Mexico; currently, Vice Chairman, La Prov Corporation; Director, SCOR U.S. Corporation; Director Preferred Life Insurance Company of N.Y.; Director, United Americas Insurance Company, N.Y.; Director, Firemark Global Insurance Fund; Director, International Insurance Society, Inc.

         THEODORE B. SMITH, JR. (12/23/32), John Hassall, Inc., Westbury, Long Island NY 11590. Director of the Company; Chairman, President and CEO of John Hassall, Inc.; Managing Director John Hassall, Ltd.; Chairman of John Hassall Japan, Ltd.; Chairman of Cantrock Realty; Chairman of McCallum Die; Trustee, Deputy Mayor and Commissioner of Public Services for the Incorporated Village of Mill Neck.

         SHELBY M.C. DAVIS (3/20/37), ** 4135 North Steers Head Road, Jackson Hole, WY 83001. President of the Company and each of the Davis Funds; President of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Chairman and Chief Executive Officer, Venture Advisers, Inc.; Director, Davis Selected Advisers - NY, Inc., Employee of Capital Ideas, Inc. (financial consulting firm); Consultant to Fiduciary Trust Company International; Director, Shelby Cullom Davis Financial Consultants, Inc.

         ANDREW A. DAVIS (6/25/63),** 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company; Director and Vice President of each of the Davis Funds (except Davis International Series, Inc.), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.; Consultant to Capital Ideas, a private financial consultant. Former Vice President and head of convertible security research, PaineWebber, Incorporated.

         KENNETH C. EICH (8/14/53), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers - NY, Inc., President of Davis Distributors, L.L.C. Former President and Chief Executive Officer of First of Michigan Corporation. Former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

         CAROLYN H. SPOLIDORO (11/19/52), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company and each of the Davis Funds; Vice President of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Vice President, Venture Advisers, Inc.

         SHARRA L. REED (9/25/66), 124 East Marcy Street, Santa Fe NM 87501. Vice President, Treasurer and Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Vice President of Venture Advisers, Inc. Former Unit Manager with Investors Fiduciary Trust Company.

         THOMAS D. TAYS (3/7/57), 124 East Marcy Street, Santa Fe NM 87501.Vice President and Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc. Selected Special Shares, Inc. and Selected Capital Preservation Trust. Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors, L.L.C. Former Vice President and Special Counsel of U.S. Global Investors, Inc.

         SHELDON R. STEIN (11/29/28), 111 Wacker Drive, Suite 2800, Chicago, IL 60601-4205. Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner, D'Ancona & Pflaum, the Fund's legal counsel.

         ARTHUR DON (9/24/53), 111 Wacker Drive, Suite 2800, Chicago, IL 60601-4205. Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner, D'Ancona & Pflaum, the Fund's legal counsel.

* Jeremy H. Biggs, and Christopher C. Davis are considered to be "interested persons" of the Company, as defined in the Investment Company Act.

**       Shelby M.C. Davis is the father of Andrew A. Davis and Christopher C.
Davis.

         The Company does not pay salaries to any of its officers. The Adviser performs certain services on behalf of the Company and is reimbursed by the Company for the costs of providing these services.

                        DIRECTORS' COMPENSATION SCHEDULE

         During the fiscal year ended September 30, 1998, the compensation paid to the directors who are not considered to be interested persons of the Company was as follows:

                                          AGGREGATE FUND        TOTAL COMPLEX
NAME                                       COMPENSATION         COMPENSATION*
G. Bernard Hamilton                           $5,000               $47,000
Keith R. Kroeger                              $4,750               $4,750
The Very Reverend James R. Leo                $5,000               $5,000
Richard M. Murray                             $5,000               $5,000
Theodore B. Smith, Jr.                        $4,750               $4,750

* Complex Compensation is the aggregate compensation paid, for service as a Director, by all mutual funds with the same investment adviser. There are eight registered investment companies in the complex.


                        CERTAIN SHAREHOLDERS OF THE FUND

         As of December 31, 1998, officers and directors owned the following percentages of each Class of shares issued by the Fund:

                                                     Class A           Class B          Class C           Class Y
Davis International Total Return Fund                4.44%                0*               0*                0*


* Indicates that officers and directors owned less than 1% of the outstanding shares of the indicated Class of shares.

         The following table sets forth, as of December 31, 1998 the name and holdings of each person known by the Company to be a record owner of more than 5% of the outstanding shares of any Class of either of its Funds. The Fund is not aware of any shareholder that beneficially owns in excess of 25% of the Fund's total outstanding shares.


                                                                PERCENT OF CLASS
NAME AND ADDRESS                                                   OUTSTANDING
----------------                                                   -----------

DAVIS INTERNATIONAL TOTAL RETURN FUND
Class A shares
--------------
Shelby Cullom Davis & Co.                                               44.90%
Investment #3
609 Fifth Avenue 11th Floor
New York, NY  10017-1021

Class B shares                                                          NA
--------------

Class C shares
--------------
State Street Bank & Trust Co.                                           20.82%
Custodian for IRA of Robert C. Mann
4916 Westbriar Drive
Fort Worth, TX  76109-3217

PaineWebber for the benefit of                                          17.58%
Helen C. Eblen Gift Trust
Margaret E. Adams, Trustee
FBO Helen C. Eblen
62 Dayton Lane
East Hampton, NY  11937-2439

PaineWebber for the benefit of                                          6.77%
Ann K. Cosner
4750 Twinbrook Circle
Doylestown, PA  18901-1286

Donaldson Lufkin Jenrette                                               6.76%
Securities Corporation, Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Prudential Securities, Inc. FBO                                         5.77%
Mr. Harsha RAO TTEE
Crummy Trust
UA DTD 03/31/97
FBO Siddharta RAO
Pittsburgh, PA  15217

Prudential Securities, Inc. FBO                                         5.77%
Mr. Harsha RAO TTEE
Crummy Trust
UA DTD 03/31/97
FBO Kivita RAO
Pittsburgh, PA  15217


                          INVESTMENT ADVISORY SERVICES

         Davis Selected Advisers, L.P. (the "Adviser") whose principal office is at 124 East Marcy Street, Santa Fe, New Mexico 87501, serves as the investment adviser of the Fund. Venture Advisers, Inc. is the Adviser's sole general partner. Shelby M.C. Davis is Chief Investment Officer of the Adviser and the controlling shareholder of the general partner. Subject to the direction and supervision of the Board of Directors, the Adviser manages the investment and business operations of the Fund. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Fund's shares. Davis Selected Advisers-NY, Inc., ("DSA-NY") a wholly owned subsidiary of the Adviser, performs research and other services for the Fund on behalf of the Adviser under a Sub-Advisory Agreement with the Adviser. The Adviser also acts as investment adviser for Davis New York Venture Fund, Inc., Davis Intermediate Investment Grade Bond Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc., (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Distributor also acts as the principal underwriter for the Davis Funds and the Selected Funds.

         ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, the Fund pays the Adviser a fee according to a separate negotiated fee schedule. Advisory fees are allocated among each Class of shares in proportion to each Classes' relative total net assets.

         The Fund pays the Adviser a fee at the annual rate based on average net assets, as follows: 1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% of average net assets in excess of $500 million. The aggregate advisory fee paid by the Fund to the Adviser for the years ended September 30, 1998, 1997 and 1996 were $401,648, $471,571, and $390,629, respectively.

         These fees may be higher than that of most other mutual Fund but is not necessarily higher than that paid by Fund with similar objectives. Under the Sub-Advisory Agreement with DSA-NY, the Adviser pays all of DSA-NY's direct and indirect costs of operations. All the fees paid to DSA-NY are paid by the Adviser and not the Fund.

         The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund which are discussed above under "Portfolio Transactions."

         In accordance with the provisions of the Investment Company Act of 1940, the Advisory Agreement will terminate automatically upon assignment and is subject to cancellation upon 60 days' written notice by the Company's Board of Directors, the vote of the holders of a majority of the Fund outstanding shares, or the Adviser. The continuance of the Advisory Agreement must be approved at least annually by the Fund Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of directors who are not parties to the agreement or interested persons of any such party.

         Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Fund. The Fund bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws.
The Fund reimburses the Adviser for providing certain services including accounting and administrative services, qualifying shares for sale with state agencies and shareholder services. Such reimbursements are detailed below:



                                                     Fiscal year ended September  30,
                                                     1998              1997             1996
Davis International Total Return Fund
-------------------------------------
Accounting and administrative services               $  8,004          $  7,337         $  8,004
Qualifying shares for sale with state agencies       $ 12,000           $12,000          $12,000
Shareholder services                                 $  7,890          $  3,336         $  3,208

         CODE OF ETHICS. The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel, other employees, and affiliates, with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the fund has a pending buy or sell order, (ii) which the fund is considering buying or selling, or (iii) which the fund purchased or sold within seven calendar days.


                         DISTRIBUTION OF COMPANY SHARES

         DISTRIBUTION PLANS. Class A, Class B, and Class C shares have each adopted Distribution Plans under which the Fund reimburses the Distributor for some of its distribution expenses. The Distribution Plans were approved by the Fund's Board of Directors in accordance with Rule 12b-1 under the Investment Company Act of 1940. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

         CLASS A SHARES. Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling the Fund's Class A shares, servicing its shareholders and maintaining its shareholder accounts. Where a commission is paid for purchases of $1 million or more of Class A shares and as long as the limits of the Distribution Plan have not been reached, such payment is also made from 12b-1 distribution fees received from the Fund. Normally, such fees are at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of the Fund. Payments under the Class A Distribution Plan may also be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.

         CLASS B SHARES. Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Company with respect to sales by the Distributor to officers, directors, and full-time employees of the fund, the Distributor, the Adviser, the Adviser's general partner, or DSA-NY. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.

         CLASS C SHARES. Payments under the Class C Distribution Plan are also limited to an annual rate of 1% of the average daily net asset value of the Class C shares, and are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service, and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of its shareholder accounts.

         CARRYOVER PAYMENTS. If, due to the foregoing payment limitations, the Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares, or the 1% commission on new sales of Class C shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the fund. The Distributor intends to seek full payment from the Fund of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. The Fund is not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the directors of the Company, who are not interested persons of the Distributor or the Company and have no direct or indirect financial interest in the Class B or C Distribution Plans (the "Independent Directors"). If the Fund terminates its Class B share or Class C share Distribution Plan, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts. As of September 30, 1998 the cumulative totals of these carryover payments were:


                                              Dollar Amount              Percent of Class Net Assets
                                              -------------              ---------------------------
Davis International Total Return Fund
         Class B shares                       $268,739                   1.00%


         ADDITIONAL INFORMATION CONCERNING THE DISTRIBUTION PLANS. In addition, to the extent that any investment advisory fees paid by the Company may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of Company shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

         The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Company must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

         DEALER COMPENSATION. As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services in respect to the Fund and/or its shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, Class B and Class C Distribution Plans.

         In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Davis Funds managed by the Adviser during a specified period of time.

         Shares of the Fund may also be sold through banks or bank-affiliated dealers. Any determination that such banks or bank-affiliated dealers are prohibited from selling shares of the Fund under the Glass-Steagall Act would have no material adverse effects on the Fund. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

         FUND SUPERMARKETS. The Funds participate in various "Fund Supermarkets" in which a broker-dealer offers many mutual funds to the sponsor's clients without charging the clients a sales charge. The Funds pay the supermarket sponsor a negotiated fee for distributing the Funds' shares and for continuing services provided to their shareholders.

         A portion of the supermarket sponsor's fee (that portion related to sales, marketing, or distribution of Fund shares) is paid with fees authorized under the Distribution Plans.

         A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account set-up, shareholder accounting, shareholder inquires, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of the Funds. The Funds would typically be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with the Funds. The amount of shareholder servicing fees which the Funds may pay to supermarket sponsors may not exceed the lesser of (a) 1/10 of 1 percent of net assets held by such supermarket sponsors per year or (b) the shareholder servicing costs saved by the Funds with the omnibus account (determined in the reasonable judgement of the Adviser).

       If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder serving fees, then the Adviser pays the remainder out of its profits.

         KRC INVESTMENT ADVISERS, LLC. KRC Investment Advisers, LLC
("KRC"), a registered investment adviser owned and managed by members of the immediate and extended family of LeRoy E. Hoffberger, a Director of the Company, has entered into a service agreement (the "Services Agreement") with the Distributor which provides payments to KRC under the Fund Rule 12b-1 Plan. Under the Services Agreement, KRC will provide shareholder maintenance services to clients, in respect of shares of the Company, and the Distributor will pay KRC a fee at the annual rate of 0.25% of average net assets of the accounts of clients maintained and serviced by KRC. Payments made by the Distributor under the Services Agreement will be reimbursed by the Company under its Rule 12b-1 Plan. Those payments will be made in connection with shareholder maintenance services provided by that investment adviser to its clients who are shareholders of the Company which include, among others, Mr. Hoffberger and members of his immediate and extended family and trusts of which they are beneficiaries or trustees. The cost of these services and advisory services provided by KRC are borne by the clients. Mr. Hoffberger does not have any ownership interest in or otherwise have any control of KRC.

         THE DISTRIBUTOR. Davis Distributors, LLC, ("the Distributor"), 124 East Marcy, Santa Fe, New Mexico, 87501 is a wholly owned subsidiary of the Adviser and pursuant to a Distributing Agreement acts as principal underwriter of the Fund shares on a continuing basis pursuant to a Distributing
Agreement. Pursuant to the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing, and distribution of advertising and sales literature for use in offering the Fund shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

         The Distributor or the Adviser, in its capacity as distributor, received total sales charges (which the Funds do not pay) on the sale of Class A shares:


                                                            Fiscal year ended September 30,
                                                     1998              1997             1996
Davis International Total Return  Fund               $50,573           $67,467          $251,871
  Amount reallowed to dealers                        $42,471           $57,120          $219,650


         The Distributor or the Adviser, in its capacity as distributor, received compensation on redemptions and repurchases of shares:


                                                     Fiscal year ended September 30, 1998
Davis International Total Return Fund
   Class A shares                                    $   0
   Class B shares                                    $9,969
   Class C shares                                    $1,044

         The Distributor or the Adviser, in its capacity as distributor, received the following amounts as reimbursements under the Distribution plans.


                                                           Fiscal year ended September 30,
                                                     1998              1997             1996
Davis International Total Return Fund
   Class A shares                                    $46,112           $57,960          $79,591
   Class B shares                                    $67,266           $79,903          $48,581
   Class C shares                                    $  1,804          $    59              NA


                       OTHER IMPORTANT SERVICE PROVIDERS

         CUSTODIAN. State Street Bank and Trust Company ("State
Street" or "Custodian"), One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Company's assets. The Custodian maintains all of the instruments representing the Company's investments and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits the Company assets in payment of the Fund's expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting and transfer agent services.

         AUDITORS. KPMG LLP ("KPMG"), 707 17th St. Suite
2300, Denver, Colorado 80202, serves as independent auditors for each of the funds. The auditors consult on financial accounting and reporting matters, and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

         COUNSEL. D'Ancona & Pflaum, 111 E. Wacker Drive, Suite 2800, Chicago, IL. 60601, serves as counsel to the Company and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.


Section III: Purchase, Redeem and Exchanging Shares
---------------------------------------------------


                          PURCHASE OF SHARES

         CLASS A, B, AND C SHARES. You can purchase Class A, Class B, or Class C shares of the Fund from any dealer or other person having a sales agreement with the Distributor. Class Y shares are offered only to certain qualified purchasers, as described below.

         There are three ways to make an initial investment of Class A, Class B, or Class C shares in the Fund. One way is to fill out the Application Form included in the Prospectus and mail it to State Street Bank and Trust Company ("State Street") at the address on the Form. The dealer must also sign the Form. Your dealer or sales representative will help you fill out the Form. All purchases made by check (minimum $1,000, except $250 for retirement plans) should be in U.S. dollars and made payable to THE DAVIS FUNDS, or in the case of a retirement account, the custodian or trustee. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

         The second way to make an initial investment is to have your dealer order and remit payment for the shares on your behalf. The dealer can also order the shares from the Distributor by telephone or wire. You can also use this method for additional investments of at least $1,000.

         The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. A completed Plan Adoption Agreement or Application Form should be mailed to State Street after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                                    State Street Bank and Trust Company,
                                    Boston, MA  02210
                                    Attn.: Mutual Fund Services
                                    DAVIS INTERNATIONAL TOTAL RETURN FUND;
                                    Shareholder Name,
                                    Shareholder Account Number,
                                    Federal Routing Number 011000028,
                                    DDA Number 9904-606-2

         After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to "The Davis Funds" to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o the Davis Funds, 66 Brooks Drive, Braintree, MA. 02184. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a form which State Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in shares of the applicable fund. If you know your account number, you should also provide it to State Street.

         CERTIFICATES. The Company does not issue certificates for Class A shares unless you request a certificate each time you make a purchase. Certificates are not issued for Class B or Class C shares or for accounts using the Automatic Withdrawal Plan.. The Company does not issue certificates for Class Y shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Company by State Street. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.


                       ALTERNATIVE PURCHASE ARRANGEMENTS

         The Fund offers four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase and do not have a conversion feature. Class Y shares are offered to (i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges.

         Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Company will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Company will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value.

         CLASS A SHARES. Class A shares are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table.


                                                                                               Customary
                                                 Sales Charge           Charge as         Concession to Your
                                                 as Percentage   Approximate Percentage  Dealer as Percentage
Amount of Purchase                             of Offering Price   of Amount Invested      of Offering Price
------------------                             -----------------   ------------------      -----------------
$99,999 or less................................     4-3/4%                5.0%                     4%
$100,000 to $249,999...........................     3-1/2%                3.6%                     3%
$250,000 to $499,999...........................     2-1/2%                2.6%                     2%
$500,000 to $749,999...........................         2%                2.0%                 1-3/4%
$750,000 to $999,999...........................         1%                1.0%              3/4 of 1%
$1,000,000 or more.............................         0%                0.0%                    0%*

* On purchases of $1 million or more, the investor pays no front-end sales charge but a contingent deferred sales charge of 0.75% is imposed if shares purchased at net asset value without a sales load are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:


                    Purchase Amount                                                Commission
                    ---------------                                                ----------
                  First   $3,000,000................................................  .75%
                  Next    $2,000,000................................................  .50%
                  Over    $5,000,000................................................  .25%

         Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Company and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

         REDUCTION OF CLASS A SALES CHARGE. There are a number of ways to reduce the sales charge imposed on the purchase of the Fund's Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved in respect to purchases by affiliated persons and purchases made in large quantities. If you claim any reduction of sales charges, you or your dealer must so notify the Distributor (or State Street, if the investment is mailed to State Street) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

         (1) FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including
(i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

         (2) STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See the Appendix: "Terms and Conditions of a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Fund Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

         Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Fund shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

         No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

         If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that you intend to invest $100,000 and actually invest $250,000, you will, by retroactive adjustment, pay a sales charge of 2-1/2%.

         If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

         A Statement does not bind you to buy, nor does it bind the Adviser to sell, the shares covered by the Statement.

         (3) RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

         For example, if you owned $100,000 worth (at offering price) of shares (including Class A, B and C shares of all Davis Funds, except Davis Government Money Market Fund) and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

         (4) COMBINED PURCHASES WITH OTHER DAVIS FUNDS. Your ownership or purchase of Class A shares of other Davis Funds may also reduce your sales charges in connection with the purchase of the Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

         If a "single purchaser" decides to buy a Fund Class A shares as well as Class A shares of any of the other Davis Funds (other than shares of Davis Government Money Market Fund) at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in Davis International Total Return Fund's Class A shares and $150,000 in the Class A shares of Davis New York Venture Fund and pay a sales charge of 2-1/2%, not 3-1/2%.

         Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds (other than Davis Government Money Market Fund) may be aggregated. In this connection, the Company's Class A shares and the Class A shares of the other Davis Funds which you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

         Lastly, the right of accumulation also applies to the Class A, Class B and Class C shares of the other Davis Funds (other than Davis Government Money Market Fund) which you own. Thus, the amount of current purchases of the Fund's Class A shares which you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge. For example, if you owned $100,000 worth of shares of Davis Intermediate Investment Grade Bond Fund and Davis Financial Fund and Davis Convertible Securities Fund, (valued at the applicable current offering price) and invest $5,000 in the Fund's shares, the sales charge on your investment would be 3-1/2%, not 4-3/4%.

         In all the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street, if the investment is mailed to State Street) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

         (5) ISSUANCE OF SHARES AT NET ASSET VALUE. There are many situations where the sales charge will not apply to the purchase of Class A shares, as discussed in the Prospectus. A sales charge is not imposed on these transactions either because of the purchaser deals directly with the Fund (as in employee purchases) or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. In addition, the Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

         (6) PURCHASES FOR EMPLOYEE BENEFIT PLANS. Trusteed or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

         (7) SALES AT NET ASSET VALUE. The sales charge will not apply to: (1) Class A shares purchased through the automatic reinvestment of dividends and distributions; (2) Class A shares purchased by directors, officers, and employees of any fund for which the Adviser acts as investment adviser or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons;
(3) Class A shares purchased by any registered representatives, principals, and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor; (4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies, and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity; (5) Class A shares purchased by any single account covering a minimum of 250 participants (this 250 participant minimum may be waived for certain fee based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code or a plan established under section 403(b), 457 or 501(c)(9) of such Code or "rabbi trusts"; (6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts, are linked to the master account of such investment advisor or financial planner, on the books and records of the broker or agent; and (7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency. Investors may be charged a fee if they effect purchases in fund shares through a broker or agent. The Fund may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company.

         CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Fund impose a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Fund which are acquired in exchange from Class B shares of other Davis Funds which were purchased prior to December 1, 1994, the Fund will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase; 2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase; and, no deferred sales charge is imposed on amounts redeemed after four calendar years from purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class's average daily net asset value. The Fund will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

         Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.

         CLASS B SPECIAL DISTRIBUTION ARRANGEMENTS. Class B shares of the Fund are made available to Retirement Plan Participants such as 401K or 403B Plans at NAV with the waiver of Contingent Deferred Sales Charge ("CDSC") if:

(i) the Retirement Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Retirement Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Retirement Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract of alliance arrangement with Merrill Lynch, and on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Retirement Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Retirement Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Mutual Fund convert to Class A shares once the Retirement Plan has reached $5 million invested in Applicable Investments. The Retirement Plan will receive a Retirement Plan level share conversion. The Fund may make similar exceptions for other financial institutions sponsoring or administering similar benefit plans.

         CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge upon redemption. Class C shares do not have a conversion feature. The Fund will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

         The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Fund during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

         CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from (a) increases in the value of shares redeemed above the net cost of such shares or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

         The CDSC on Class A, B, and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan in an amount, on an annual basis, up to 12% of the value of the account at the time the shareholder elects to participate in the automatic withdrawal plan; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers, and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; and (f) on redemptions pursuant to the right of the Company to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

         CLASS Y SHARES. Class Y shares are offered through a separate Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC.

         Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Fund at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.


                                SPECIAL SERVICES

         PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g. 401(k), profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Company for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs, non-deductible IRAs, including "Roth IRAs", and educational IRAs) and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Company and other Davis Funds as their investment vehicle. State Street acts as custodian or trustee for such plans, and charges the participant $10 to establish each account and an annual maintenance fee of $10 per social security number. Such fees will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to such time.

         AUTOMATIC INVESTMENT PLAN. You may arrange for automatic monthly investing whereby State Street will be authorized to initiate a debit to your bank account of a specific amount (minimum $25) each month which will be used to purchase the Fund shares. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived, if pursuant to the automatic investment plan, the account balance will meet the minimum investment requirements within twelve months of the initial investment. For institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the 4th and 28th day of each month. After each automatic investment, you will receive a transaction confirmation, and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Plan at any time. If you desire to utilize this plan, you may use the appropriate designation on the Application Form. Class Y shares are not eligible to participate in the Automatic Investment Plan.

         DIVIDEND DIVERSIFICATION PROGRAM. You may also establish a dividend diversification program which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements. You must receive a current prospectus for the other fund or funds prior to investment. Shares will be purchased at the chosen fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value, and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may use the appropriate designation on the Application Form. Class Y shares are not eligible to participate in the Dividend Diversification Program.

         TELEPHONE PRIVILEGE. Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE DISTRIBUTOR SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Company may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we might have difficulty in accepting telephone requests, in which case you should contact us by mail.


                               EXCHANGE OF SHARES

         GENERAL. The exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt, government and corporate bond funds, and a money market fund. However, the Fund is intended as long-term investments and is not intended for short-term trades. Shares of a particular class of a fund may be exchanged only for shares of the same class of another Davis Fund except that Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund. All of the Davis Funds offer Class A, Class B, Class C and Class Y shares. The shares to be received upon exchange must be legally available for sale in your state. For Class A, Class B or Class C shares the net asset value of the initial shares being acquired must meet the required minimum of $1,000 unless such exchange is under the Automatic Exchange Program described below. For Class Y shares the net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors.

         Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee applicable at the time of exchange, will continue to apply to any shares acquired upon exchange.

         Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, contact your broker/dealer, the Distributor, or send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares." A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is (are) valid. Unfortunately, no other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

         An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same fund is not a taxable event.

         The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Currently, more than four exchanges out of a fund during a twelve-month period are not permitted without the prior written approval of the Distributor. The Company reserves the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

         BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

         AUTOMATIC EXCHANGE PROGRAM. The Company also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen fund's applicable price. If you would like to participate in this program, you may use the appropriate designation on the Application Form.


                              REDEMPTION OF SHARES

         GENERAL. You can redeem, or sell back to the Company, all or part of your shares at any time at net asset value less any applicable sales charges. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are being redeemed.

         Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

         If shares to be redeemed are represented by a certificate, the certificate must be signed by the owner or owners and must be sent to State Street with the request.

         For the protection of all shareholders, the Company also requires that signatures appearing on a share certificate, stock power or redemption request where the proceeds would be more than $50,000, must be medallion signature guaranteed by an eligible guarantor institution, such as a securities broker-dealer, or a commercial bank. A medallion signature guarantee is also required in the event that any modification to the Company's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations such as where corporations, trusts, or estates are involved, additional documents may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $50,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days. All notifications of address changes must be in writing.

         Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

         Redemptions are ordinarily paid to you in cash. However, the Company's Board of Directors is authorized to decide if conditions exist making cash payments undesirable, (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

         Your shares may also be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No such charge is incurred if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase.

         EXPEDITED REDEMPTION PRIVILEGE. Expedited Redemption Privilege:
Investors with accounts other than prototype retirement plans and IRAs may instruct State Street to establish banking instructions for the purpose of a future expedited redemption. Class Y shareholders are not eligible for the expedited redemption privilege. Expedited redemption privilege allows the shareholder to instruct State Street to forward redemption proceeds to their checking or savings account at the their commercial banking institution.

         Shareholders may establish expedited redemption privilege by (a) completion of the expedited redemption privilege section at the time the account is established, (b) written instruction signed by all shareholders with their signature medallion guaranteed, or (c) completion of the Davis Funds Account Service Form by all shareholders with their signature(s) medallion guaranteed. In each case, the shareholders must submit a copy of a voided check or encoded deposit slip. With the voided check or encoded deposit slip, State Street can verify the correct banking instructions.

         Once the expedited redemption privilege is established, proceeds may be sent via expedited redemption privilege by notifying Davis Distributors by
(a) telephone request from the registered shareholder(s) (b) telephone request from the registered representative of a Qualified Dealer, or (c) written request signed by the registered shareholder.

         Redemption proceeds may be delivered by federal funds wire or by Automated Clearing House (ACH). Proceeds delivered by federal funds wire should be received the business day following the redemption transaction. There is a $5.00 charge by State Street for federal funds wire service and the receiving bank may charge for this service. Proceeds delivered by ACH should be received within two business days following the redemption transaction. State Street does not charge for this service. Certain financial institutions may not accept proceeds by either of these methods except by arrangement with its correspondent bank or unless such institution is a member of the Federal Reserve System.

         BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

                  The check can only be issued for up to $25,000;
                  The check can only be issued to the registered owner (who must be an individual); The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

         AUTOMATIC WITHDRAWALS PLAN. Under the Automatic Withdrawals Plan, you can indicate to State Street how many dollars you would like to receive each month or each quarter. Your account must have a value of at least $10,000 to start a plan. On shares that are redeemed you will receive the payment you have requested approximately on the 25th day of the month. Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Fund initially acquired by exchange from any of the other Davis Funds will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program, any applicable CDSCs will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. You may terminate your Automatic Withdrawals Plan at any time without charge or penalty. The Company reserves the right to terminate or modify the Automatic Withdrawals Plan at any time. Class Y shares are not eligible for the Automatic Withdrawal Plan.

         INVOLUNTARY REDEMPTIONS. To relieve the Company of the cost of maintaining uneconomical accounts, the Company may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Company will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

         SUBSEQUENT REPURCHASES. After some or all of your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same Class of a fund's shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any applicable CDSC assessed on such shares will be returned to the account. Shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and the conversion period. This can be done by sending State Street or the Distributor a letter, together with a check for the reinstatement amount. The letter must be received, together with the payment, within 60 days after the redemption or repurchase. You can only use this privilege once.


Section IV:  General Information
--------------------------------


                        DETERMINING THE PRICE OF SHARES

         NET ASSET VALUE. The net asset value per share of each class is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of the Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4:00 p.m., Eastern time, on each day that the Exchange is open for trading.

         The price per share for purchases or redemptions made directly through State Street is generally the value next computed after State Street receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time and (ii) promptly transmit the order to State Street. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts, or estates, or of shares represented by outstanding certificates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

         The Company does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

         VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Securities traded on a national securities exchange are valued at the last published sales price on the exchange, or in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixed-income securities may be valued on the basis of prices provided by a pricing service.

         Because the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

         The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank & Trust Company. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

         Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.


                      YEAR 2000 AND EURO CONVERSION ISSUES

         Like all financial service providers, the Adviser, Sub-Adviser, Distributor, and third parties providing investment advisory, administrative, transfer agent, custodial and other services (jointly the "Service Providers") utilize systems that may be affected by Year 2000 transition issues and/or by Euro Conversion issues.

         YEAR 2000 ISSUES. The services provided to the Fund and the shareholders by the Service Providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated.

         EURO CONVERSION ISSUES. Accurate pricing of the Company's assets depends upon accurate valuation of securities denominated in foreign currencies. On January 1, 1999, eleven of the fifteen member states of the European Union converted to a common currency, the "euro." Conversion to the euro may present Service Providers with technical challenges to adapt information technology and other systems to accommodate euro-denominated transactions. The euro conversion also may affect market risk with respect to the foreign securities which the Company invests in.

         Difficulties with Year 2000 or Euro Conversion issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Service Providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the Year 2000 and the Euro Conversion and expect that their systems, and those of other parties they deal with, will be adapted in time for these events. In addition, there can be no assurance that the companies which the Fund invests in will not experience difficulties with Year 2000 or Euro Conversion issues which may negatively effect the market value of those companies.


                          DIVIDENDS AND DISTRIBUTIONS

         There are two sources of income, net income and realized capital gains made to you by the Fund. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase and after each redemption. Different classes of shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than Classes with lower expense ratios. For tax purposes, information concerning distributions will be mailed annually to shareholders.

         Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawals Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

         For the protection of the shareholder, upon receipt of the second dividend check which has been returned to State Street as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

         Information concerning distributions will be mailed to shareholders annually. Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends paid in cash and capital gain distributions reinvested. The reinvestment of dividends and distributions is made at net asset value (without any sales charge) on the dividend payment date.


                              FEDERAL INCOME TAXES

         This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state, and local taxes on any investment in the Fund.

         The Fund intend to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), and if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

         Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

         FOREIGN TAXES ON FUND INCOME. Income received by the Fund from its foreign investments may be subject to withholding and other foreign taxes. If the Fund is liable for foreign income taxes, and if the dollar amount of such taxes is significant, the Fund intends to meet the requirements of the Code to "pass through" the amount of such taxes to the Fund's shareholders, but there can be no assurance that the Fund will be able to do so or will elect to do so. To the extent that foreign taxes are passed through to shareholders of the Fund, shareholders will be required to treat as amounts distributed to them, and may be able to claim a deduction or credit for, their pro rata share of such taxes. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of the foreign taxes paid by the Fund and the dividend paid by the Fund which represents income derived from foreign sources.

         The United States has entered into tax treaties with many foreign countries which may reduce or eliminate these taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in foreign countries will vary.

         If the Fund is liable for foreign income taxes and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required to (i) include in gross income their pro-rata shares of foreign taxes paid by the Fund and (ii) treat their pro-rata share of these taxes as paid by them. Shareholders would then be permitted to either deduct their pro-rata share of foreign taxes in computing their taxable income or use it as a foreign tax credit against Federal income taxes. No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions, and the amount of foreign taxes for which any shareholder may claim a credit in any year may be subject to limitations under the Code. Shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any "pass through" of foreign tax payments.

         TAXATION OF FOREIGN SHAREHOLDERS. The foregoing discussion relates only to U.S. Federal income tax law as it affects shareholders who are U.S. citizens or residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the particular U.S. tax consequences to them of an investment in the Fund.


                                PERFORMANCE DATA

         From time to time, the Fund may advertise information regarding its performance. Such information will be calculated separately for each class of shares. These performance figures are based upon historical results and are not intended to indicate future performance.


CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

         The cumulative total return and the average annual total return (each is defined below) with respect to each class of shares for the periods indicated below is as follows:


                                                                                Cumulative       Average Annual
Davis International Total Return Fund                                           Total Return 1   Total Return 2
-------------------------------------                                           -------------    -------------
Class A Shares
   One year ended September 30, 1998                                            (22.51%)          (22.51%)
    Period from February 1, 1995 through September 30, 1998 (life of class)       1.75%             0.48%

Class B Shares
   One year ended September 30, 1998                                            (22.68%)          (22.68%)
    Period from February 1, 1995 through September 30, 1998 (life of class)       1.70%             0.46%

Class C Shares
   One year ended September 30, 1998                                            (20.16%)          (20.16%)
   Period from August 19, 1997 through September 30, 1998 (life of class)       (20.26%)          (18.38%)

1 "Cumulative Total return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

2 "Average annual total return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1+T)n = ERV

                  Where:    P =     hypothetical initial payment of $1,000

                            T =     average annual total return

                            n =     number of years

                            ERV     = ending redeemable value at the
                                    end of the period of a hypothetical
                                    $1,000 payment made at the
                                    beginning of such period

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.


OTHER FUND STATISTICS

         In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund rating services, and the Funds may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

         In advertising and sales literature the Funds may publish various statistics describing its investment portfolio such as the Funds' average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

         The Fund's Annual Report contains additional performance information and will be made available upon request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday-Friday, 7 a.m. to 4 p.m.
Mountain Time.

                                    APPENDIX

    TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION (CLASS A SHARES ONLY)

TERMS OF ESCROW:
         1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

         2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

         3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

         4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC, the difference in the dollar amount of sales charge actually paid by me and the sales charge which I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC, or my dealer, State Street will redeem an appropriate number of the escrowed shares in order to realize such difference.

         5. I hereby irrevocably constitute and appoint State Street my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

         6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

         7. The duties of State Street are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

         8. If my total purchases are more than the intended purchases and such total is sufficient to qualify for an additional quantity discount, a retroactive price adjustment shall be made for all purchases made under such Statement to reflect the quantity discount applicable to the aggregate amount of such purchases during the thirteen-month period.

                                   FORM N-1A

                        DAVIS INTERNATONAL SERIES, INC.

        POST-EFFECTIVE AMENDMENT NO. 9 UNDER THE SECURITIES ACT OF 1933
                      REGISTRATION STATEMENT NO. 33-86578

                                      AND

           AMENDMENT NO. 10 UNDER THE INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-8870

                                     PART C

                               OTHER INFORMATION
                               -----------------


Item 23. Exhibits:
         ---------
          (a)(1)     Articles  of  Incorporation.  Articles  of  Incorporation,   incorporated  by
                     reference  to  Exhibit  1 to  Registrant's  Pre-Amendment  No.  2,  File  No.
                     33-86578.

          (a)(2)     Articles   Supplementary  to  Articles  of  Incorporation.   Incorporated  by
                     reference to exhibit 1(b) to  Registrant's  Post-Effective  Amendment  No. 5,
                     File No. 33-86578.

          (a)(3)     Articles  Supplementary to Articles of  Incorporation,  designating the Davis
                     International  Growth Fund.  Incorporated  by reference to exhibit  (a)(3) to
                     Registrant's Post-Effective Amendment No. 7, File No. 33-86578.

           (b)*      By-laws.  Amended and Restated Bylaws (as of  10/06/98).

           (c)       Instruments Defining Rights of Security Holders. Not applicable.

          (d)(1)     Investment  Advisory  Contracts.  incorporated  by reference to Exhibit 5 (a)
                     to Registrant's Pre-Effective Amendment No. 2, File No. 33-86578.

          (d)(2)     Sub-Advisory  Agreement with Davis Selected  Advisers-NY,  Inc.  incorporated by reference to Exhibit 5(c) to  Registrant's  Pre-Effective  Amendment No. 2
                     File No. 33-86578

          (e)(1)     Underwriting Contracts.  Distributor's  Agreement,  incorporated by reference to  Exhibit  6 to  Registrant's  Pre-Effective  Amendment  No.  2,  File  No.
                     33-86578.

                                       1


          (e)(2)     Transfer   and   Assumption   Agreement   to   the   Underwriting   Contract.
                     Incorporated   by   reference   to   exhibit   No.   6(b)   to   Registrant's
                     Post-Effective Amendment No. 5, File No. 33-86578.

          (f)        Bonus or Profit Sharing Contracts.  Not applicable.

          (g)(1)     Custodian   Agreement.   Incorporated   by   reference   to  Exhibit  (8)  to
                     Registrant's Registration Statement on Form N-1A, File No. 33-86578.

          (g)(2)     Amendment to Custodian Contract,  adding Davis International  Growth Fund. To be filed before Davis International Growth Fund is offered to the public.

          (h)(1)     Other   Material   Contracts.   Transfer   Agency  and   Service   Agreement,
                     incorporated  by  reference  to  Exhibit  (9)  to  Registrant's  Registration
                     Statement on Form N-1A, File No. 33-86578.

          (h)(2)     Amendment  to  Transfer  Agency  and  Service  Agreement,  adding  the  Davis
                     International  Growth Fund.  To be filed before  Davis  International  Growth
                     Fund is offered to the public.

          (i) *      Legal Opinion. Opinion and Consent of Counsel, (D'Ancona & Pflaum).

          (j)(1)*    Other Opinions.  Consent of Current Auditors. KPMG, LLP.

          (j)(2)*    Consent of Former Auditors. Tait, Weller & Baker

          (k)        Omitted Financial Statements.  Not Applicable.

          (l)        Initial Capital Agreements.  Not Applicable

          (m)(1)     Rule  12b-1  Plan.   Distribution  Plan  for  Class  A  shares,  as  amended,
                     incorporated  by  reference  to  exhibit  15(a)  Registrant's  Post-Effective
                     Amendment No. 5, File No. 33-86578.

          (m)(2)     Distribution  Plan for Class B shares,  incorporated  by reference to Exhibit
                     15(b) to Registrant's Amendment No. 2, File No. 33-86578.


                                       2


          (m)(3)     Distribution  Plan for Class C shares,  incorporated  by reference to exhibit
                     15(c) Registrant's  Post-Effective Amendment No. 5, File No. 33-86578.

          (n)         Financial Data Schedule.  Not applicable

          (o)        Rule 18f-3 Plan.  Plan pursuant to Rule 18f-3,  as amended,  incorporated by reference  to exhibit  18(b)  Registrant's  Post-Effective  Amendment  No. 5,
                     File No. 33-86578.

          (p)        Other  Exhibits.  Powers of Attorney of the  Registrant,  Officers and Board
                     of Directors  appointing  Sheldon Stein and Arthur Don as  attorneys-in-fact.
                     Incorporated  by  reference  to  exhibit  15(c)  Registrant's  Post-Effective
                     Amendment No. 7, File No. 33-86578.

          *          Filed Herein


Item 24.   Persons Controlled by or Under Common Control With Registrant
           -------------------------------------------------------------

           Not applicable

Item 25.   Indemnification
           ---------------

         Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

         In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

         In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

         Davis Selected Advisers, L.P. ("DSA ") and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Distributors, L.L.C., a wholly-owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers - NY, Inc., another wholly-owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

SHELBY M.C. DAVIS, 4135 North Steers Head Road, Jackson Hole, WY 83001. Director, Chairman and Chief Executive Officer, Venture Advisers, Inc.; Director, Davis Selected Advisers-NY, Inc.; Employee of Capital Ideas, Inc. (financial consulting firm); Consultant to Fiduciary Trust Company International; Director, Shelby Cullom Davis Financial Consultants, Inc.

ANDREW A. DAVIS, 124 East Marcy Street, Santa Fe, NM 87501. Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.; Consultant to Capital Ideas, a private financial consultant.

CHRISTOPHER C. DAVIS, 609 Fifth Ave, New York, NY 10017. Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Rosenwald, Roditi and Company, Ltd., an offshore investment management company.

KENNETH C. EICH , 124 East Marcy Street, Santa Fe, NM 87501. Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors, L.L.C. Former President and Chief Executive Officer of First of Michigan Corporation. Former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

GARY TYC, 124 East Marcy Street, Santa Fe NM 87501. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Venture Advisers, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Selected Advisers - NY, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Distributors, L.L.C. Former Vice President of Oppenheimer Management Corporation.

THOMAS D. TAYS, 124 East Marcy Street, Santa Fe NM 87501. Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors, L.L.C. Former Vice President and Special Counsel of U.S. Global Investors, Inc.


   Item 27.       Principal Underwriter
                  ---------------------

         (a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 124 East Marcy Street, Santa Fe, NM 87501, is the principal underwriter for the Registrant and also acts as principal underwriter for Davis New York Venture Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Intermediate Investment Grade Bond Fund, Inc., Davis Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust.

         (b)      Management of the Principal Underwriters:


NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH                POSITIONS AND OFFICES
BUSINESS ADDRESS                   UNDERWRITER                               WITH REGISTRANT
----------------                   -----------                               ---------------
Kenneth C. Eich                    President                                 Vice President
124 East Marcy Street
Santa Fe, NM 87501

Gary P. Tyc                        Vice President, Treasurer and             None
124 East Marcy Street              Assistant Secretary
Santa Fe, NM 87501

Thomas D. Tays                     Vice President and Secretary              Vice President and Secretary
124 East Marcy Street
Santa Fe, NM 87501

Russell O. Wiese                   Senior Vice President                     None
124 East Marcy Street
Santa Fe, NM 87501

Sharra Reed                        Assistant Treasurer                       Vice President, Treasurer and
124 East Marcy Street                                                        Assistant Secretary.
Santa Fe, NM 87501


         (c)      Not applicable.


Item 28. Location of Accounts and Records
         --------------------------------

         Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 124 East Marcy Street, Santa Fe, New Mexico 87501, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, 7th Floor, North Quincy, Massachusetts 02107.

Item 29. Management Services
         -------------------

         Not applicable

Item 30. Undertakings
         ------------

           Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                        DAVIS INTERNATIONAL SERIES, INC.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 28th day of January, 1999.

                                              DAVIS INTERNATIONAL SERIES, INC.


                                                 *By: /s/ Sheldon Stein
                                                      ----------------------
                                                          Sheldon Stein
                                                          Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.


          Signature                          Title                                     Date
          ---------                          -----                                     ----
     Shelby M.C. Davis*                 President, Chief Executive Officer      January 28, 1999
     ------------------
     Shelby M.C. Davis

     Sharra L. Reed*                    Principal Financial Officer
     ------------------                 and Treasurer                           January 28, 1999
     Sharra L. Reed


                                                 *By: /s/ Sheldon Stein
                                                      ----------------------
                                                          Sheldon Stein
                                                          Attorney-in-Fact

*Sheldon Stein signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed as Exhibit (p) to Registrant's Post-Effective Amendment number 8 to Registrant's Registration Statement.

                                                 /s/ Sheldon Stein
                                                 ---------------------------
                                                 Sheldon Stein
                                                 Attorney-in-Fact

                        DAVIS INTERNATONAL SERIES, INC.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on January 28, 1999 by the following persons in the capacities indicated.

           Signature                                           Title
           ---------                                           -----

Jeremy H. Biggs*                                             Director
----------------------------
Jeremy H. Biggs

Christopher C. Davis*                                        Director
----------------------------
Christopher C. Davis

G. Bernard Hamilton*                                         Director
----------------------------
G. Bernard Hamilton

Keith R. Kroeger*                                            Director
----------------------------
Keith R. Kroeger

The Very Reverend James R. Leo*Director
-------------------------------------------
The Very Reverend James R. Leo

Richard M. Murray*                                           Director
----------------------------
Richard M. Murray

Theodore B. Smith, Jr.*                                      Director
----------------------------
Theodore B. Smith, Jr.


*Sheldon Stein signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed as Exhibit (p) to Registrant's current Post-Effective Amendment No 8 to Registrant's Registration Statement.


                                               /s/Sheldon Stein
                                               ----------------------------
                                               Sheldon Stein
                                               Attorney-in-Fact










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